Exhibit 10.5

EXECUTION VERSION

ASSUMPTION AND LOSS ALLOCATION AGREEMENT

by and among

ACE American Insurance Company,

acting for itself and the ACE Affiliates (as defined below)

and

MCDERMOTT INTERNATIONAL, INC.,

a Panamanian corporation

and

BABCOCK & WILCOX HOLDINGS, INC.,

a corporation organized and existing under the laws of the State of Delaware

RECITALS

THIS ASSUMPTION AND LOSS ALLOCATION AGREEMENT (the “Agreement”), is entered into and effective as of May 18, 2010 (the “Effective Date”) by and among ACE AMERICAN INSURANCE COMPANY, individually and acting for the ACE Affiliates (in such capacities, the “Company”), MCDERMOTT INTERNATIONAL, INC., a Panamanian corporation (“MII”), BABCOCK & WILCOX HOLDINGS, INC., a Delaware corporation (“B&W”), to be succeeded by The Babcock & Wilcox Company, a Delaware corporation, after the effective time of the Merger, and, solely with respect to Sections 2, 3 and 5(c), the other MII Entities signatory hereto and the other B&W Entities signatory hereto.

WHEREAS, the Company and/or the ACE Affiliates have issued the Existing Policies to one or more MII Entities and one or more B&W Entities; and

WHEREAS, in connection with the Existing Policies, the Company, the ACE Affiliates, one or more MII Entities, and/or one or more B&W Entities entered into various Existing Insurance Agreements; and

WHEREAS, pursuant to the Existing Policies and the Existing Insurance Agreements, the MII Entities and the B&W Entities are obligated, among other things, to pay or reimburse the Company and/or the ACE Affiliates for certain Obligations, which Obligations are secured by the Existing Collateral; and

WHEREAS, B&W, prior to the Separation, is a wholly owned Subsidiary of MII; and

WHEREAS, MII intends to spin-off B&W from MII through a dividend of common stock of B&W to the shareholders of MII (the “Separation”); and

WHEREAS, in connection with the Separation: (a) the MII Entities desire to transfer and the B&W Entities desire to assume any B&W Obligations that were incurred by, or with respect to which there exists any obligation of, an MII Entity, whether such B&W Obligations were existing, accruing or arising before, on or after the Effective Date; and (b) the B&W Entities desire to transfer and the MII Entities desire to assume any MII Obligations that were incurred by, or with respect to which there exists any obligation of, a B&W Entity, whether such MII Obligations were existing, accruing or arising before, on or after the Effective Date; and

WHEREAS, the Company, on its own behalf and on behalf of the ACE Affiliates, is willing to consent to the transfer and assumption of the Obligations as set forth herein, subject to the terms and conditions of this Agreement;

NOW, THEREFORE, in consideration of the mutual promises set out herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, including a one-time administrative fee of $25,000 (the “Fee”), and intending to be legally bound, the Parties agree as follows:

1. Definitions. The following terms used herein, including in the recitals and Exhibits hereto, shall have the following meanings:

“ACE Affiliate” means each Affiliate of ACE American Insurance Company that is listed on Exhibit V attached hereto and made a part hereof that has issued an Existing Policy or is party to an Existing Insurance Agreement.

“Affiliate” means, with respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the specified Person. For this purpose “control” of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning set forth in the recitals to this Agreement.

“Assumption Time” means midnight (New York time) on the Effective Date.

“B&W” has the meaning set forth in the recitals to this Agreement.

“B&W Assumed Obligations” has the meaning set forth in Section 5(b).

“B&W Assumption” has the meaning set forth in Section 2(a).

“B&W Entity” means B&W and each of the entities listed on Exhibit I attached hereto and made a part hereof. It is acknowledged and understood that, from and after the effectiveness of the Separation, the B&W Entities will not be Subsidiaries or Affiliates of MII or any of the other MII Entities.

“B&W LOC” has the meaning set forth in Section 5(b).

“B&W Obligations” means any Obligations of, or to the extent arising from the operations, business, or property of, a B&W Entity for which any MII Entity is responsible under the terms of an Existing Policy or Existing Insurance Agreement, whether arising prior to, at or after the Effective Date.

“B&W Retained Obligations” has the meaning set forth in Section 2(d).

“Cash Collateral” has the meaning set forth in Section 7.

“Company” has the meaning set forth in the recitals to this Agreement.

“Company Designation” has the meaning set forth in Section 4(a).

“Effective Date” has the meaning set forth in the recitals to this Agreement.

“ESIS” means ESIS, Inc., an Affiliate of the Company.

“Existing Collateral” means any and all of the following forms of security held by the Company or any ACE Affiliate under the terms of any Existing Policy or Existing Insurance Agreement in order to secure any Obligations outstanding as of the date hereof: (i) any and all letters of credit outstanding as of the date hereof provided by or required to be provided by a B&W Entity or a MII Entity; (ii) any and all Cash Collateral provided by or required to be provided by a B&W Entity or a MII Entity; (iii) any securities account pledged by a B&W Entity or a MII Entity pursuant to any Existing Insurance Agreement; or (iv) any other collateral or security previously provided by a B&W Entity or a MII Entity under the terms of any Existing Policy or Existing Insurance Agreement in order to secure any Obligations outstanding as of the date hereof.

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“Existing ESIS Agreement” means any agreement relating to claims or losses under one or more Existing Policies in which ESIS is in direct contractual privity with any MII Entity or any B&W Entity.

“Existing Insurance Agreement” means any agreement entered into on or prior to the date hereof by or on behalf of (or which is otherwise binding on) any B&W Entity and/or MII Entity with the Company or an ACE Affiliate in connection with an Existing Policy, including, without limitation, any high deductible agreement, any notice of election, any collateral agreement, any agreement relating to any deductible or paid loss retrospectively rated insurance program, any agreement relating to deductibles under any of the Existing Policies, any letter or agreement relating to policy dividends, any early close-out agreement relating to any Existing Policy or Existing Insurance Agreement and any agreement described on Exhibit II and Exhibit VI attached hereto and made a part hereof.

“Existing Policy” means each policy of general liability insurance, automobile liability insurance and workers compensation insurance (other than any insurance policy that is the subject of any reinsurance agreement) issued prior to the date hereof by the Company or an ACE Affiliate to a B&W Entity or a MII Entity, as applicable, including those policies identified on Exhibit III and Exhibit VII attached hereto and made a part hereof.

“Fee” has the meaning set forth in the recitals to this Agreement.

“Foreign Insurance Agreements” means the Existing Insurance Agreements listed on Exhibit VI attached hereto and made a part hereof and any other similar written agreements entered into between the Company or any of its Affiliates and a MII Entity or a B&W Entity in connection with or relating to insurance policies issued to cover risks located primarily outside of the continental United States during the period from January 1, 1974 through May 7, 2010.

“Foreign Policies” means the Existing Policies listed on Exhibit VII attached hereto and made a part hereof and any other general liability insurance policy issued by the Company or any of its Affiliates to a MII Entity or a B&W Entity to cover risks located primarily outside of the continental United States during the period from January 1, 1974 through May 7, 2010.

“Master Separation Agreement” means a Master Separation Agreement to be entered into between MII and The Babcock & Wilcox Company in connection with the Separation.

“Merger” means the merger, to occur after the date hereof, of Babcock & Wilcox Holdings, Inc., a Delaware corporation, with and into The Babcock & Wilcox Company, a Delaware corporation and the surviving entity of such Merger.

“MII” has the meaning set forth in the recitals to this Agreement.

“MII Cash Collateral” has the meaning set forth in Section 5(a).

“MII Assumed Obligations” has the meaning set forth in Section 5(a).

“MII Assumption” has the meaning set forth in Section 2(c).

“MII Entity” means MII and each of the entities listed on Exhibit IV attached hereto and made a part hereof. It is acknowledged and understood that, from and after the effectiveness of the Separation, the MII Entities will not be Subsidiaries or Affiliates of B&W or any of the other B&W Entities.

“MII LOC” has the meaning set forth in Section 5(a).

“MII Obligations” means any Obligations of, or to the extent arising from the operations, business, or property of, a MII Entity for which any B&W Entity is responsible under the terms of an Existing Policy or Existing Insurance Agreement, whether arising prior to, at or after the Effective Time.

“MII Retained Obligations” has the meaning set forth in Section 2(b).

“Obligations” means any and all amounts, duties, liabilities and obligations, whether accrued, fixed or contingent, mature or inchoate, known or unknown, including deductibles and premium adjustments, payable by or to be performed by a MII Entity or a B&W Entity to the Company or any ACE Affiliate under the terms of any Existing Policy or any Existing Insurance Agreement.

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“Organizational Documents” means (a) with respect to any corporation, its certificate or articles of incorporation or organization and its bylaws, (b) with respect to any limited partnership, its certificate of limited partnership and its partnership agreement, (c) with respect to any general partnership, its partnership agreement, and (d) with respect to any limited liability company, its certificate or articles of formation or organization and its operating agreement or other organizational documents.

“Parties” means the Company, MII and B&W, collectively (and each individually is a “Party”).

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, a union, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.

“Separation” has the meaning set forth in the recitals to this Agreement.

“Subsidiary” means, with respect to any specified Person, any corporation, partnership, limited liability company, joint venture or other organization, whether incorporated or unincorporated, of which at least a majority of the securities or interests having by the terms thereof ordinary voting power to elect at least a majority of the board of directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by such specified Person or by any one or more of its Subsidiaries, or by such specified Person and one or more of its Subsidiaries.

“Substituted Collateral” means (i) the MII LOC and the B&W LOC and (ii) any other collateral or security to be provided on or after the date hereof by a B&W Entity or a MII Entity under the terms of any Existing Policy or Existing Insurance Agreement in order to secure any Obligations outstanding as of the date hereof.

2. Assumption.

(a) B&W Assumption. Notwithstanding anything in any Existing Insurance Agreement or Existing Policy to the contrary, each MII Entity that is a signatory hereto hereby transfers and assigns, and B&W does hereby assume, effective as of the Assumption Time, the B&W Obligations; and B&W hereby agrees to observe, pay, perform, satisfy, fulfill and discharge any and all now existing and hereafter arising duties, terms, provisions, covenants, obligations and liabilities of any MII Entity under the Existing Policies and Existing Insurance Agreements in respect of the B&W Obligations (the “B&W Assumption”). The Company, on its own behalf and on behalf of the ACE Affiliates, hereby consents to, and agrees to give full force and effect to, the B&W Assumption. From and after the Assumption Time, the Company (and/or the applicable ACE Affiliate): (i) may enforce its rights under the Existing Policies and the Existing Insurance Agreements in respect of the B&W Obligations against B&W to the same extent such Person could, prior to the B&W Assumption, enforce such rights against the applicable MII Entity and (ii) releases each MII Entity from its obligation to observe, pay, perform, satisfy, fulfill or discharge any such B&W Obligations.

(b) MII Retained Obligations. MII hereby agrees to continue to observe, pay, perform, satisfy, fulfill and discharge any and all of its now existing and hereafter arising Obligations (other than B&W Obligations) (the “MII Retained Obligations”) in accordance with the terms of this Agreement and the applicable Existing Policy and Existing Insurance Agreement.

(c) MII Assumption. Notwithstanding anything in any Existing Insurance Agreement or Existing Policy to the contrary, each B&W Entity that is a signatory hereto hereby transfers and assigns, and MII does hereby assume, effective as of the Assumption Time, the MII Obligations; and MII hereby agrees to observe, pay, perform, satisfy, fulfill and discharge any and all now existing and hereafter arising duties, terms, provisions, covenants, obligations and liabilities of any B&W Entity under the Existing Policies and Existing Insurance Agreements in respect of the MII Obligations (the “MII Assumption”). The Company, on its own behalf and on behalf of the ACE Affiliates, hereby consents to, and agrees to give full force and effect to, the MII Assumption. From and after the Assumption Time, the Company (and/or the applicable ACE Affiliate): (i) may enforce its rights under the Existing Policies and the Existing Insurance Agreements

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in respect of the MII Obligations against MII to the same extent such Person could, prior to the MII Assumption, enforce such rights against the applicable B&W Entity and (ii) releases each B&W Entity from its obligation to observe, pay, perform, satisfy, fulfill or discharge any such MII Obligations.

(d) B&W Retained Obligations. B&W hereby agrees to continue to observe, pay, perform, satisfy, fulfill and discharge any and all of its now existing and hereafter arising Obligations (other than MII Obligations) (the “B&W Retained Obligations”) in accordance with the terms of this Agreement and the applicable Existing Policy and Existing Insurance Agreement.

(e) Obligations of the Company and the ACE Affiliates. For the avoidance of doubt, the Parties acknowledge that nothing in this Agreement shall discharge, limit or in any way affect the obligations of the Company or the ACE Affiliates as insurers under any of the Existing Policies. Such obligations shall continue to be performed to the extent and in the manner set forth in the applicable Existing Policy by the Company and/or by the ACE Affiliates, as the case may be, for the benefit of such Persons who are entitled to such performance under the applicable Existing Policy, provided, however, that to the extent that such performance gives rise to Obligations, the responsibility for such Obligations shall be governed by this Agreement.

(f) Existing ESIS Agreements. The Parties shall use commercially reasonable efforts to enter into an agreement with ESIS promptly after the date hereof pursuant to which ESIS shall acknowledge and consent to the B&W Assumption and the MII Assumption and the other provisions of this Agreement with respect to determining any MII Obligations, MII Retained Obligations, B&W Obligations or B&W Retained Obligations (or allocations thereof) in respect of any Existing ESIS Agreement.

3. Joinder. As of the Effective Date, (a) to the extent that B&W is not already a party thereto and an Existing Insurance Agreement contains any B&W Obligations, each Existing Insurance Agreement is hereby deemed amended to add B&W as an “Insured” or other such obligor thereunder solely to the extent necessary to give effect to the B&W Assumption and (b) to the extent that MII is not already a party thereto and an Existing Insurance Agreement contains any MII Obligations, each Existing Insurance Agreement is hereby deemed amended to add MII as an “Insured” or other such obligor thereunder solely to the extent necessary to give effect to the MII Assumption.

4. Allocation.

(a) Company Designations. (i) MII shall continue to pay or perform any and all Obligations constituting MII Retained Obligations pursuant to and in the manner set forth in the applicable Existing Policy and the applicable Existing Insurance Agreement giving rise to such Obligations and (ii) B&W shall continue to pay or perform any and all Obligations constituting B&W Retained Obligations pursuant to and in the manner set forth in the applicable Existing Policy and the applicable Existing Insurance Agreement giving rise to such Obligations; provided, however, that in each case, MII and B&W shall provide to the Company on a timely basis such information as the Company may request so that the Company may determine whether the Obligations constitute MII Retained Obligations or B&W Retained Obligations. The Company shall determine whether such Obligations constitute MII Retained Obligations or B&W Retained Obligations (the “Company Designation”) and shall notify the applicable Party of any such Company Designation. With respect to the Obligations arising out of or relating to the Foreign Policies or the Foreign Insurance Agreements, if the Company is unable to make a determination as to whether any such Obligations constitute MII Retained Obligations or B&W Retained Obligations based upon the information available to the Company, the Company will deem the Company Designation for such Obligations to be MII Retained Obligations. B&W agrees that, notwithstanding any dispute or disagreement it may have with respect to any Company Designation, it will pay any B&W Retained Obligation pursuant to and in the manner set forth in the applicable Existing Policy and the applicable Existing Insurance Agreement giving rise to such B&W Retained Obligation; and MII agrees that, notwithstanding any dispute or disagreement it may have with respect to any Company Designation, it will pay such MII Retained Obligation pursuant to and in the manner set forth in the applicable Existing Policy and the applicable Existing Insurance

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Agreement giving rise to such MII Retained Obligation; provided, however, that such payment shall not be construed as prejudicial to either Party in any dispute between MII and B&W with respect to any such Company Designation.

(b) Disputes. Notwithstanding any dispute or disagreement between MII and B&W concerning a Company Designation, the applicable Party shall pay any amount payable pursuant to a Company Designation as set forth in Section 4(a), and any such dispute or disagreement between MII and B&W shall be resolved pursuant to Article V of the Master Separation Agreement; provided, that (i) until the Master Separation Agreement is executed and delivered by all parties thereto, the reference to such agreement herein shall be deemed to refer to the draft thereof dated as of April 28, 2010; (ii) the Company will not be made a party to any arbitration proceeding arising from such dispute or disagreement, but may be called as a witness; (iii) any costs incurred by the Company in respect of any such arbitration proceeding will be fully reimbursed to the Company equally by the Disputing Parties promptly following receipt of a reimbursement demand from the Company; (iv) under no circumstances will MII or B&W, as a result of such arbitration proceeding, require the Company to return any amount received by the Company pursuant to a prior Company Designation, whether such amount was received as a result of the Company’s draw against security posted for its benefit or otherwise, and (v) the Company shall comply with the allocation or other resolution of such dispute established by any award or order of such arbitration, or settlement between the Disputing Parties; and (vi) any indemnification and reimbursement of the Company by B&W and MII pursuant to this Agreement, the Existing Policies and the Existing Insurance Agreements and any other agreement relating to the disputed Company Designation shall be in accordance with the allocation established by such award, order or settlement of such dispute.

5. Collateral and Fee.

(a) MII LOC.

(i) MII will, within fifteen (15) days after the Effective Date, provide to the Company, as beneficiary thereof, (A) cash collateral in an amount of $687,236 in respect of its Obligations under the Existing Insurance Agreements and the Existing Policies (other than the Foreign Insurance Agreements and Foreign Policies) and (B) cash collateral in an amount of $6,074,640 in respect of the Foreign Insurance Agreements and Foreign Policies (such cash collateral individually and collectively being referred to herein as the “MII Cash Collateral”). The Company shall return the MII Cash Collateral to MII promptly upon receipt of the MII LOC as set forth below. MII will, within fifteen (15) days after July 1, 2010, provide to the Company, as beneficiary thereof, (A) a clean, irrevocable and unconditional letter of credit in an amount of $687,236 in respect of its Obligations under the Existing Insurance Agreements and the Existing Policies (other than the Foreign Insurance Agreements and Foreign Policies) and (B) a clean, irrevocable and unconditional letter of credit in an amount of $6,074,640 in respect of the Foreign Insurance Agreements and Foreign Policies (each such letter of credit individually and collectively being referred to herein as the “MII LOC”), issued in a form and by a bank or other financial institution, in each case acceptable to the Company; and/or such other forms of collateral as the Company may permit from time to time. The MII LOC shall be in an aggregate amount that is less than the aggregate amount of the Existing Collateral provided by MII and shall secure the MII Retained Obligations and the Obligations assumed by MII in the MII Assumption (the “MII Assumed Obligations”).

(ii) The MII LOC shall be “evergreen,” meaning that it shall provide by its terms that it will be renewed automatically each year for an additional year unless written notice of non-renewal is received by the Company at least sixty (60) days prior to the MII LOC’s anniversary date. If the Company permits MII to provide collateral in a form other than the MII LOC, MII shall provide such collateral in an amount and form acceptable to the Company.

(iii) MII shall keep the MII LOC in place (or other collateral acceptable to the Company) as security for payment of the MII Retained Obligations and the MII Assumed Obligations, until the

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Company determines in its sole discretion that there is no longer any need for such collateral. If there shall be a material deterioration in the financial condition of the bank or other financial institution which has issued the MII LOC, the Company shall have the right to require MII to replace the MII LOC with a new letter of credit with similar terms issued by a bank or other financial institution then acceptable to the Company.

(iv) The Company shall have the right to draw against the MII LOC and/or other collateral in each instance where any portion of the MII Retained Obligation or the MII Assumed Obligations for any reason is not fulfilled in the manner and within the time periods required under this Agreement or the Existing Policies or Existing Insurance Agreements giving rise thereto.

(v) Annually, the Company shall review and redetermine the amount of the MII Retained Obligations and the MII Assumed Obligations and the amount of collateral security required pursuant to this Agreement. At such time, MII will provide its most recent audited financial statements, interim financial statements, and any other financial information reasonably requested by the Company for the purpose of evaluating the financial condition of MII. MII will provide any needed increases in the amount of the MII LOC (and/or other collateral if acceptable to the Company) within thirty (30) days of the Company’s written request for any additional required amount of the MII LOC. The Company will effect any decreases in the amount of the MII LOC (and/or other collateral) promptly, provided that MII is not in breach of any of its obligations under this Agreement, the Existing Policies or any Existing Insurance Agreement.

(b) B&W LOC.

(i) B&W will, within fifteen (15) days after the Effective Date, provide to the Company, as beneficiary thereof, (A) a clean, irrevocable and unconditional letter of credit in an amount of $33,828,776 in respect of its Obligations under the Existing Insurance Agreements and the Existing Policies (other than the Foreign Insurance Agreements and Foreign Policies) and (B) a clean, irrevocable and unconditional letter of credit in an amount of $200,000 in respect of the Foreign Insurance Agreements and Foreign Policies (each such letter of credit individually and collectively being referred to herein as the “B&W LOC”), issued in a form and by a bank or other financial institution, in each case acceptable to the Company; and/or such other forms of collateral as the Company may permit from time to time. The B&W LOC shall be in an aggregate amount that is less than the aggregate amount of the Existing Collateral provided by B&W and shall secure the B&W Retained Obligations and the Obligations assumed by B&W in the B&W Assumption (the “B&W Assumed Obligations”).

(ii) The B&W LOC shall be “evergreen,” meaning that it shall provide by its terms that it will be renewed automatically each year for an additional year unless written notice of non-renewal is received by the Company at least sixty (60) days prior to the B&W LOC’s anniversary date. If the Company permits B&W to provide collateral in a form other than the B&W LOC, B&W shall provide such collateral in an amount and form acceptable to the Company.

(iii) B&W shall keep the B&W LOC in place (or other collateral acceptable to the Company) as security for payment of the B&W Retained Obligations and the B&W Assumed Obligations, until the Company determines in its sole discretion that there is no longer any need for such collateral. If there shall be a material deterioration in the financial condition of the bank or other financial institution which has issued the B&W LOC, the Company shall have the right to require B&W to replace the B&W LOC with a new letter of credit with similar terms issued by a bank or other financial institution then acceptable to the Company.

(iv) The Company shall have the right to draw against the B&W LOC and/or other collateral in each instance where any portion of the B&W Retained Obligations or the B&W Assumed Obligations for any reason is not fulfilled in the manner and within the time periods required under this Agreement or the Existing Policies or Existing Insurance Agreements giving rise thereto.

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(v) Annually, the Company shall review and redetermine the amount of the B&W Retained Obligations and the B&W Assumed Obligations and the amount of collateral security required pursuant to this Agreement. At such time, B&W will provide its most recent audited financial statements, interim financial statements, and any other financial information reasonably requested by the Company for the purpose of evaluating the financial condition of B&W. B&W will provide any needed increases in the amount of the B&W LOC (and/or other collateral if acceptable to the Company) within thirty (30) days of the Company’s written request for any additional required amount of the B&W LOC. The Company will effect any decreases in the amount of the B&W LOC (and/or other collateral) promptly, provided that B&W is not in breach of any of its obligations under this Agreement, the Existing Policies or any Existing Insurance Agreement.

(c) Substituted Collateral. Notwithstanding anything in any Existing Policy or Existing Insurance Agreement to the contrary, the Parties, each B&W Entity that is a party hereto and each MII Entity that is a party hereto hereby agree that, upon receipt of the Substituted Collateral as set forth in Section 5(a)(i) and 5(b)(i), the Existing Collateral shall be replaced with such Substituted Collateral and, accordingly, shall be released by the Company and the ACE Affiliates.

(d) Fee. No later than fifteen (15) days after the Effective Date, MII shall pay to the Company the Fee, which shall be paid pursuant to the Company’s wire instructions as provided to MII in writing prior to the date such Fee is payable.

6. Existing Collateral. The Substituted Collateral required to be provided by MII and B&W hereunder shall, except to the extent provided otherwise in this Agreement, be subject to all of the terms and conditions applicable to the Existing Collateral pursuant to the Existing Insurance Agreements to the same extent that such terms and conditions applied to the Existing Collateral thereunder.

7. Security Interest. Each of MII and B&W will separately provide (or have provided) to the Company and ESIS, from time to time, funds to be credited to paid loss deposit funds, deductible funds and/ or loss funds (collectively, “Cash Collateral”) that the Company or ESIS shall hold pursuant to the Existing Insurance Agreements with respect to the MII Retained Obligations and the MII Assumed Obligations, in the case of MII, and with respect to the B&W Retained Obligations and the B&W Assumed Obligations, in the case of B&W. Each of MII and B&W hereby grant to the Company, for its benefit and the benefit of the ACE Affiliates, a continuing first priority security interest in and lien on all of their respective right, title and interest, if any, in and to the Cash Collateral and all proceeds thereof as security for their now existing and hereafter arising Obligations to the Company or such ACE Affiliates. The Company shall hold the Cash Collateral in accordance with the terms of the applicable Existing Insurance Agreement pursuant to which such Cash Collateral was provided to the Company or the applicable ACE Affiliate. The Company shall have the sole and exclusive right, and is hereby authorized, to use the Cash Collateral to pay any and all Obligations of MII and/or B&W in accordance with the Company Designation in accordance with the terms of the applicable Existing Insurance Agreement and this Agreement.

8. Billing. On and after the Effective Date, the Company (or any third party administrator acting on behalf of the Company in respect of an Existing Policy) will, in each case in accordance with the billing procedures set forth in the applicable Existing Policy and Existing Insurance Agreement:

(a) bill MII directly for the MII Retained Obligations and the MII Assumed Obligations; and

(b) bill B&W directly for the B&W Retained Obligations and the B&W Assumed Obligations.

9. Amendments. Neither this Agreement nor any provision hereof may be amended, changed, waived, discharged or terminated except by a written instrument signed by the Company, B&W, MII and each other Party, if any, against whom enforcement of such amendment, change, waiver, discharge or termination is sought.

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10. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. Neither this Agreement nor any right or obligation hereunder may be assigned or conveyed by any Party without the prior written consent of the other Parties, which consent shall not be unreasonably withheld.

11. [Intentionally Omitted].

12. No Waiver. The failure or refusal by any Party to exercise any rights granted hereunder shall not constitute a waiver of such rights or preclude the subsequent exercise thereof, and no oral communication shall be asserted as a waiver of any such rights hereunder unless such communication shall be confirmed in a writing plainly expressing an intent to waive such rights and signed by the Party against whom such waiver is asserted.

13. Counterparts. This Agreement may be executed in any number of counterparts each of which when so executed and delivered shall constitute an original, but such counterparts together shall constitute one and the same agreement. The exchange of copies of this Agreement and of signature pages by facsimile transmission or by electronic mail shall constitute effective execution and delivery of this Agreement as to the Parties and may be used in lieu of the original Agreement for all purposes. Signatures of the Parties and other Persons signatory hereto transmitted by facsimile or by electronic mail shall be deemed to be their original signatures for all purposes.

14. No Third Party Beneficiary. This Agreement shall not be deemed to give any right or remedy to any third party whatsoever unless otherwise specifically granted hereunder.

15. Parties’ Representations. As of the Effective Date, each of the Parties expressly represents on its own behalf: (a) it is an entity in good standing in its jurisdiction of organization; (b) it has all requisite corporate power and authority to enter into this Agreement, and to perform its obligations hereunder; (c) the execution and delivery by it of this Agreement, and the performance by it of its obligations under this Agreement, have been duly authorized by all necessary corporate or other action; (d) this Agreement, when duly executed and delivered by it, and subject to the due execution and delivery hereof by the other Parties, will be a valid and binding obligation of it, enforceable against it, its successors and permitted assigns, in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and general equity principles; (e) the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby in accordance with the respective terms and conditions hereof will not (i) violate any provision of its Organizational Documents, (ii) violate any applicable order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against it, or binding upon it, or any agreement with, or condition imposed by, any governmental or regulatory body, foreign or domestic, binding upon it as of the date hereof, or (iii) violate any agreement, contract, obligation, promise or undertaking that is legally binding and to which it is a party or by which it is bound; and (f) the signatory hereto on behalf of it is duly authorized and legally empowered to enter into this Agreement on its behalf.

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16. Notices. Any and all notices, requests, approvals, authorizations, consents, instructions, designations and other communications that are required or permitted to be given pursuant to this Agreement shall be in writing and may be given either by personal delivery, first class prepaid post (airmail if to another country) or by internationally recognized overnight delivery service to the following address, or to such other address and recipient as such Party may have notified in accordance with the terms of this section as being its address or recipient for notification for the purposes of this Agreement:

If to the Company	ACE American Insurance Company 225 E. John Carpenter Freeway, Suite 1300 Irving, TX 75062
	Attention:	Underwriting Manager ACE Risk Management

	Telephone:	(972) 465.7500
	Facsimile:	(972) 465.7826

If to any MII Entity:	McDermott International, Inc. 757 N. Eldridge Parkway Houston, Texas 77079
	Attention:	VP and Chief Risk Officer (with copy to General Counsel)

	Telephone:	281-870-5785
	Telecopier:	281-870-5923
	Electronic Mail:	twoodard@mcdermott.com

If to any B&W Entity:	Prior to the Separation:

Babcock & Wilcox Holdings, Inc. 800 Main Street Lynchburg, Virginia 24504
	Attention:	Director, Risk Management (with copy to General Counsel)
	Telephone:	434-522-6800

with a copy to:
McDermott International, Inc. 777 N. Eldridge Parkway Houston, Texas 77079
	Attention:	Director, Risk Management (with copy to General Counsel)

	Telephone:	281-870-5476
	Telecopier:	281-870-5923
	Electronic Mail:	cjryan@mcdermott.com

On and After the Separation:

The Babcock & Wilcox Company The Harris Building 13024 Ballantyne Corporate Place, Suite 700 Charlotte, North Carolina
	Attention:	Director, Risk Management (with copy to General Counsel)

Any notice or communication to any Person shall be deemed to be received by that Person:

(A) upon personal delivery; or

(B) upon receipt if sent by mail or courier.

10

17. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to those provisions concerning conflicts of laws that would result in the application of the laws of any other jurisdiction.

18. Entire Agreement. This Agreement, together with the Existing Policies and Existing Insurance Agreements, constitute the entire agreement among all of the Parties and supersedes all other prior agreements and understandings, both written and oral, with respect to the subject matter hereof.

19. Dispute Resolution. If a dispute between either MII or B&W, on the one hand, and the Company or any ACE Affiliate, on the other hand, involves rights or obligations arising under this Agreement, or any of the Existing Policies or Existing Insurance Agreements, the arbitration provisions in the most recent Existing Insurance Agreement referenced in Exhibit II shall govern the resolution of the entire dispute in all respects. In any such arbitration brought by or against MII or B&W, the other of B&W or MII, as applicable, shall have right to associate effectively in the defense and/or prosecution of such arbitration.

20. Severability. If any term or other provision of this Agreement or the Exhibits attached hereto is determined by a nonappealable decision by a court, administrative agency or arbitrator to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the court, administrative agency or arbitrator shall interpret this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the fullest extent possible. If any sentence in this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

21. Rules of Construction. The definitions of terms used herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified, (b) any reference herein to any law shall be construed as referring to such law as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time, (c) any reference herein to any Person shall be construed to include such Person’s successors and assigns (subject to the restrictions contained herein), (d) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (e) with respect to the determination of any time period, the word “from” means “from and including” and the word “to” means “to and including” and (f) any reference herein to Articles, Sections and Exhibits shall be construed to refer to Articles and Sections of, and Exhibits to, this Agreement. No provision of this Agreement shall be interpreted or construed against any Person solely because such Person or its legal representative drafted such provision.

[Remainder of Page Intentionally Left Blank]

11

IN WITNESS WHEREOF, the Parties intending to be legally bound hereby have executed this Agreement, by their duly authorized representatives.

ACE AMERICAN INSURANCE COMPANY, on behalf of itself and the ACE Affiliates

By:	/S/ LAURA VEST
Name:	Laura Vest
Title:	Vice President

MCDERMOTT INTERNATIONAL, INC.

By:	/S/ LIANE K. HINRICHS
Name:	Liane K. Hinrichs
Title:	Senior Vice President

BABCOCK & WILCOX HOLDINGS, INC.

By:	/S/ MICHAEL S. TAFF
Name:	Michael S. Taff
Title:	Senior Vice President

Signature Page to Assumption and Loss Allocation Agreement

ACKNOWLEDGED AND AGREED FOR PURPOSES OF SECTIONS 2, 3 and 5(c):

B&W ENTITIES:

AMERICON EQUIPMENT SERVICES, INC.

AMERICON, INC.

APPLIED SYNERGISTICS, INC.

BABCOCK & WILCOX CANADA LTD.

BABCOCK & WILCOX CHINA HOLDINGS, INC.

BABCOCK & WILCOX CONSTRUCTION CO., INC.

BABCOCK & WILCOX DE MONTERREY, S.A. DE C.V.

BABCOCK & WILCOX DENMARK HOLDINGS, INC.

BABCOCK & WILCOX EBENSBURG POWER, INC.

BABCOCK & WILCOX EQUITY INVESTMENTS, INC.

BABCOCK & WILCOX INDIA HOLDINGS, INC.

BABCOCK & WILCOX INTERNATIONAL SALES AND SERVICE CORPORATION

BABCOCK & WILCOX INTERNATIONAL, INC.

By:	/S/ BENJAMIN H. BASH
Name:	Benjamin H. Bash
Title:	Assistant Secretary of each of the above

Signature Page to Assumption and Loss Allocation Agreement

BABCOCK & WILCOX MODULAR NUCLEAR ENERGY LLC

BABCOCK & WILCOX NUCLEAR OPERATIONS GROUP, INC.

BABCOCK & WILCOX NUCLEAR ENERGY, INC.

BABCOCK & WILCOX NUCLEAR SERVICES (U.K.) LIMITED

BABCOCK & WILCOX TECHNICAL SERVICES CLINCH RIVER, LLC

BABCOCK & WILCOX POWER GENERATION GROUP, INC.

BABCOCK & WILCOX TECHNICAL SERVICES GROUP, INC.

BABCOCK & WILCOX TECHNICAL SERVICES SAVANNAH RIVER COMPANY

BABCOCK & WILCOX VOLUND A/S

BCE PARTS LTD.

BWX TECHNOLOGIES, INC.

BWXT FEDERAL SERVICES, INC.

BWXT HANFORD COMPANY

BWXT OF IDAHO, INC.

BWXT OF OHIO, INC.

BWXT WASHINGTON, INC.

By:	/S/ BENJAMIN H. BASH
Name:	Benjamin H. Bash
Title:	Assistant Secretary of each of the above

Signature Page to Assumption and Loss Allocation Agreement

CREOLE INSURANCE COMPANY, LTD.

DELTA POWER SERVICES, LLC

DIAMOND OPERATING CO., INC.

DIAMOND POWER AUSTRALIA HOLDINGS, INC.

DIAMOND POWER CHINA HOLDINGS, INC.

DIAMOND POWER EQUITY INVESTMENTS, INC.

DIAMOND POWER INTERNATIONAL, INC.

DIAMOND POWER SPECIALTY (PROPRIETARY) LIMITED

DPS BERKELEY, LLC

DPS CADILLAC, LLC

DPS FLORIDA, LLC

DPS GREGORY, LLC

DPS LOWELL COGEN, LLC

DPS MECKLENBURG, LLC

DPS MICHIGAN, LLC

DPS MOJAVE, LLC

DPS SABINE, LLC

GUMBO INSURANCE COMPANY, LTD.

By:	/S/ BENJAMIN H. BASH
Name:	Benjamin H. Bash
Title:	Assistant Secretary of each of the above

Signature Page to Assumption and Loss Allocation Agreement

INTECH INTERNATIONAL INC.

INTECH, INC.

IVEY-COOPER SERVICES, L.L.C.

MARINE MECHANICAL CORPORATION

NFS HOLDINGS, INC.

NOG-ERWIN HOLDINGS, INC.

NORTH COUNTY RECYCLING, INC.

NUCLEAR FUEL SERVICES, INC.

O&M HOLDING COMPANY

SOFCO - EFS HOLDINGS LLC

By:	/S/ BENJAMIN H. BASH
Name:	Benjamin H. Bash
Title:	Assistant Secretary of each of the above

BABCOCK & WILCOX TECHNICAL SERVICES (U.K.) LIMITED

By:	/S/ BENJAMIN H. BASH
Name:	Benjamin H. Bash
Title:	Joint Secretary

Signature Page to Assumption and Loss Allocation Agreement

B&W DE PANAMA, INC.

BABCOCK & WILCOX INTERNATIONAL INVESTMENTS CO., INC.

BABCOCK & WILCOX INVESTMENT COMPANY

By:	/S/ MICHAEL S. TAFF
Name:	Michael S. Taff
Title:	Senior Vice President, of each of the above

Signature Page to Assumption and Loss Allocation Agreement

BABCOCK & WILCOX INDIA PRIVATE LIMITED

DIAMOND POWER SPECIALTY LIMITED

By:	/S/ ROBERT E. STUMPF
Name:	Robert E. Stumpf
Title:	Assistant Secretary

NATIONAL ECOLOGY COMPANY

By:	/S/ ROBERT E. STUMPF
Name:	Robert E. Stumpf
Title:	Secretary

DIAMOND POWER DO BRASIL LIMITADA

DIAMOND POWER INTERNATIONAL, INC.

BABCOCK & WILCOX INTERNATIONAL SALES AND SERVICE CORPORATION (as Shareholders of Diamond Power do Brasil Limitada)

By:	/S/ ROBERT E. STUMPF
Name:	Robert E. Stumpf
Title:	Assistant Secretary of each of the Shareholders

Signature Page to Assumption and Loss Allocation Agreement

P. T. BABCOCK & WILCOX ASIA

SERVICIOS DE FABRICACION DE VALLE SOLEADO, S.A. DE C.V.

SERVICOS PROFESIONALES DE VALLE SOLEADO, S.A. DE C.V.

By:	/S/ LIANE K. HINRICHS
Name:	Liane K. Hinrichs
Title:	Secretary

Signature Page to Assumption and Loss Allocation Agreement

DIAMOND POWER CENTRAL & EASTERN EUROPE S.R.O.

DIAMOND POWER FINLAND OY

By:	/S/ JUHA K. MUSTONEN
Name:	Juha K. Mustonen
Title:	Managing Director

Signature Page to Assumption and Loss Allocation Agreement

DIAMOND POWER MACHINE (HUBEI) CO., INC.

By:	/S/ DAVID R. GIBBS
Name:	David R. Gibbs
Title:	Director

Signature Page to Assumption and Loss Allocation Agreement

DIAMOND POWER SWEDEN AB

By:	/S/ MIKA J. HAIKOLA
Name:	Mika J. Haikola
Title:	Managing Director

Signature Page to Assumption and Loss Allocation Agreement

ACKNOWLEDGED AND AGREED FOR PURPOSES OF SECTIONS 2, 3 and 5(c):

MII ENTITIES:

CHARTERING COMPANY (SINGAPORE) PTE. LTD.

J. RAY MCDERMOTT (QINGDAO) PTE. LTD.

J. RAY MCDERMOTT ASIA PACIFIC PTE. LTD.

MALMAC SDN. BHD.

MCDERMOTT (MALAYSIA) SENDIRIAN BERHAD

By:	/S/ JEFF J. HIGHTOWER
Name:	Jeff J. Hightower
Title:	Director of each of the above

BOUDIN INSURANCE COMPANY, LTD.

J. RAY MCDERMOTT EASTERN HEMISPHERE LIMITED

LAGNIAPPE INSURANCE COMPANY, LTD.

By:	/S/ LIANE K. HINRICHS
Name:	Liane K. Hinrichs
Title:	Assistant Secretary, of each of the above

Signature Page to Assumption and Loss Allocation Agreement

J. RAY MCDERMOTT UK LTD.

By:	/S/ LIANE K. HINRICHS
Name:	Liane K. Hinrichs
Title:	Joint Secretary

EASTERN MARINE SERVICES, INC.

GLOBAL ENERGY - MCDERMOTT LIMITED

HYDRO MARINE SERVICES, INC.

J. RAY MCDERMOTT (CASPIAN), INC.

J. RAY MCDERMOTT (NIGERIA) LTD.

J. RAY MCDERMOTT (NORWAY), AS

J. RAY MCDERMOTT CANADA HOLDING, LTD.

J. RAY MCDERMOTT CANADA, LTD.

J. RAY MCDERMOTT CONTRACTORS, INC.

J. RAY MCDERMOTT DE MEXICO, S.A. DE C.V.

By:	/S/ LIANE K. HINRICHS
Name:	Liane K. Hinrichs
Title:	Secretary of each of the above

Signature Page to Assumption and Loss Allocation Agreement

J. RAY MCDERMOTT ENGINEERING SERVICES PRIVATE LIMITED

J. RAY MCDERMOTT ENGINEERING, LLC

J. RAY MCDERMOTT FAR EAST, INC.

J. RAY MCDERMOTT INTERNATIONAL, INC.

J. RAY MCDERMOTT INTERNATIONAL VESSELS, LTD.

J. RAY MCDERMOTT INVESTMENTS B.V.

J. RAY MCDERMOTT KAZAKHSTAN LLP

J. RAY MCDERMOTT LOGISTIC SERVICES PVT. LIMITED

J. RAY MCDERMOTT MIDDLE EAST, INC.

J. RAY MCDERMOTT SOLUTIONS, INC.

J. RAY MCDERMOTT TECHNOLOGY, INC.

J. RAY MCDERMOTT UNDERWATER SERVICES, INC.

J. RAY MCDERMOTT WEST AFRICA HOLDINGS, INC.

J. RAY MCDERMOTT WEST AFRICA, INC.

By:	/S/ LIANE K. HINRICHS
Name:	Liane K. Hinrichs
Title:	Secretary of each of the above

Signature Page to Assumption and Loss Allocation Agreement

MCDERMOTT CASPIAN CONTRACTORS, INC.

MCDERMOTT FAR EAST, INC.

MCDERMOTT GULF OPERATING COMPANY, INC.

MCDERMOTT INTERNATIONAL B.V.

MCDERMOTT INTERNATIONAL INVESTMENTS CO., INC.

MCDERMOTT INTERNATIONAL MARINE INVESTMENTS N.V.

MCDERMOTT INTERNATIONAL TRADING CO., INC.

MCDERMOTT INTERNATIONAL VESSELS, INC.

MCDERMOTT MARINE MEXICO, S.A. DE C.V.

MCDERMOTT OFFSHORE SERVICES COMPANY, INC.

MCDERMOTT OLD JV OFFICE, INC.

MCDERMOTT OVERSEAS INVESTMENT CO. N.V.

MCDERMOTT OVERSEAS, INC.

MCDERMOTT TRADE CORPORATION

By:	/S/ LIANE K. HINRICHS
Name:	Liane K. Hinrichs
Title:	Secretary of each of the above

Signature Page to Assumption and Loss Allocation Agreement

MENTOR SUBSEA TECHNOLOGY SERVICES, INC.

NORTH ATLANTIC VESSEL, INC.

OFFSHORE PIPELINES INTERNATIONAL, LTD.

OPI VESSELS, INC.

OPMI, LTD.

SABINE RIVER REALTY, INC.

SERVICIOS DE FABRICACION DE ALTAMIRA, S.A. DE C.V.

SERVICOS PROFESIONALES DE ALTAMIRA, S.A. DE C.V.

SPARTEC, INC.

VARSY INTERNATIONAL N.V.

By:	/S/ LIANE K. HINRICHS
Name:	Liane K. Hinrichs
Title:	Secretary of each of the above

MCDERMOTT KFT.

By:	/S/ LIANE K. HINRICHS
Name:	Liane K. Hinrichs
Title:	Managing Director

Signature Page to Assumption and Loss Allocation Agreement

J. RAY MCDERMOTT (AUST.) HOLDING PTY. LIMITED

MCDERMOTT AUSTRALIA PTY. LTD.

By:	/S/ LIANE K. HINRICHS
Name:	Liane K. Hinrichs
Title:	Corporate Officer of each of the above

MCDERMOTT INCORPORATED

MCDERMOTT PANAMA HOLDINGS, S.A.

J. RAY MCDERMOTT HOLDINGS, LLC

J. RAY MCDERMOTT, INC.

J. RAY MCDERMOTT, S.A.

MCDERMOTT CAYMAN LTD.

By:	/S/ LIANE K. HINRICHS
Name:	Liane K. Hinrichs
Title:	Senior Vice President of each of the above

MCDERMOTT INTERNATIONAL MARKETING, INC.

By:	/S/ LIANE K. HINRICHS
Name:	Liane K. Hinrichs
Title:	President

Signature Page to Assumption and Loss Allocation Agreement

FLOATEC, LLC

By:	/S/ ROBERT E. STUMPF
Name:	Robert E. Stumpf
Title:	Assistant Secretary

MCDERMOTT HOLDINGS (U.K.) LIMITED

MCDERMOTT MARINE CONSTRUCTION LIMITED

By:	/S/ ROBERT E. STUMPF
Name:	Robert E. Stumpf
Title:	Joint Secretary of each of the above

MCDERMOTT SERVICOS DE CONSTRUCAO, LTDA.

J. RAY MCDERMOTT INC.

MCDERMOTT OVERSEAS, INC., (as Shareholders)

By:	/S/ ROBERT E. STUMPF
Name:	Robert E. Stumpf
Title:	Assistant Secretary

OFFSHORE PIPELINES SDN. BHD.

OFFSHORE PIPELINES SDN. BLD. (as Sole Shareholder)

By:	/S/ ROBERT E. STUMPF
Name:	Robert E. Stumpf
Title:	Assistant Secretary

Signature Page to Assumption and Loss Allocation Agreement

INTERNATIONAL VESSELS LTD.

By:	/S/ STEVEN W. ROLL
Name:	Steven W. Roll
Title:	Director

Signature Page to Assumption and Loss Allocation Agreement

PT. BAJA WAHANA INDONESIA

By:	/S/ SCOTT CUMMINS
Name:	Scott Cummins
Title:	President Director

Signature Page to Assumption and Loss Allocation Agreement

SINGAPORE HUANGDAO PTE. LTD.

By:	/S/ ROCKNE L. MOSELEY
Name:	Rockne L. Moseley
Title:	Director

Signature Page to Assumption and Loss Allocation Agreement

EXHIBIT I – B&W ENTITIES

See Schedule 1.1(a) and Schedule 1.1(c) attached hereto. No B&W Entity listed on Schedule 1.1(a) shall be deemed to be an “Insured”, a “Named Insured” or otherwise be deemed to be insured under any Existing Policy or Existing Insurance Agreement solely by virtue of being listed on such Schedule 1.1(a).

6/2/2010

Schedule 1.1(a)

B&W FORMER

Reference ID	Name
333	Ahahsain Hudson Heat Transfer Co. Ltd.
398	Advanced Refractory Technologies, Inc.
A.M. Lockett & Co., Limited
Amcermet Corporation
924	ASEA Babcock
235	Ash Acquisition Company
326	B & W Clarion, Inc.
574	B&W Ebensburg Pa., Inc.
460	B&W Energy Investments, Inc.
383	B&W Fort Worth Power, Inc.
950	B&W Fuel Company
535	B&W Fuel, Inc.
922	B&W Mexicana, S.A. de C.V.
9991	B&W North Branch G.P., Inc.
9990	B&W North Branch L.P., Inc.
537	B&W Nuclear Service Company
960	B&W Nuclear Service Company
536	B&W Nuclear, Inc.
586	B&W Saba, Inc.
591	B&W Service Company
579	B&W SOFC G.P., Inc.
578	B&W SOFC L.P., Inc.
381	B&W Special Projects, Inc.
569	B&W Triso Corporation
B&W Tubular Products Limited
573	B&W/OHM Weldon Spring, Inc.
212	Babcock & Wilcox Asia Investment Co., Inc.
115	Babcock & Wilcox Asia Limited
533	Babcock & Wilcox Canada Leasing Ltd.
503	Babcock & Wilcox Canada Ltd.
215	Babcock & Wilcox China Investment Co., Inc.
594	Babcock & Wilcox do Brasil Limitada
528	Babcock & Wilcox do Brasil Participacoes Limitada

1

6/2/2010

206	Babcock & Wilcox Egypt SAE
169	Babcock & Wilcox Fibras Ceramicas Limitada
519	Babcock & Wilcox Finance, Inc.
557	Babcock & Wilcox Foreign Sales Corporation
175	Babcock & Wilcox Gama Kazan Teknolojisi A.S.
552	Babcock & Wilcox General Contracting Company
565	Babcock & Wilcox Government Services Company
395	Babcock & Wilcox HRSG Company
Babcock & Wilcox Industries, Ltd.
531	Babcock & Wilcox International Sales Corporation
549	Babcock & Wilcox International Sales Corporation
342	Babcock & Wilcox Investment Company
305	Babcock & Wilcox Jonesboro Power, Inc.
2007	Babcock & Wilcox Nevada, LLC
Babcock & Wilcox Refractories Limited
323	Babcock & Wilcox Salt City Power, Inc.
543	Babcock & Wilcox Services, Inc.
322	Babcock & Wilcox Tracy Power, Inc.
314	Babcock & Wilcox Victorville Power, Inc.
727	Babcock & Wilcox Volund France SAS
315	Babcock PFBC, Inc.
559	Babcock Southwest Construction Corporation
945	Babcock-Brown Boveri Reaktor GmbH
936	Babcock-Ultrapower Jonesboro
937	Babcock-Ultrapower West Enfield
951	Bailey Beijing Controls Co., Ltd.
516	Bailey Controls Australia Pty. Limited
517	Bailey Controls International Sales & Services Company, Inc.
954	Bailey Controls Jordan for Process Controls Services, Ltd.
563	Bailey Controls Sales & Service (Australia) Pty. Limited
564	Bailey Controls Sales & Services Canada Inc.
561	Bailey do Brasil Instrumentos Industriais Limitada
114	Bailey International, Inc.
923	Bailey Japan Company Limited
542	Bailey Meter and Controls Company
Bailey Meter Company
562	Bailey Meter Co. (Japan) Ltd.

2

6/2/2010

Bailey Meter Company Limited
Bailey Meter GmbH
646	Brick Insurance Company, Ltd.
590	BWXT Protec, Inc.
C.C. Moore & Company Engineers
511	Ceramatec G.P., Inc.
510	Ceramatec SOFC, Inc.
329	Clarion Energy, Inc.
328	Clarion Power Company
321	Conam Nuclear, Inc.
Control Components France
514	Control Components Italy S.R.L.
Control Components, Inc. (California)
Control Components, Inc. (Delaware)
948	Control Components Japan
1914	CTR Solutions, LLC
545	Detroit Broach & Machine Corporation
551	Diamond Blower Company Limited
Diamond Canapower Ltd.
518	Diamond Power Importacao e Exportacao Ltda.
144	Diamond Power Korea Inc.
526	Diamond Power Specialty (Japan) Ltd.
558	Diamond Power Specialty (Proprietary) Limited
546	Diamond Power Specialty Corporation (Delaware)
Diamond Power Speciality Corporation (Ohio)
529	Diamond Power Specialty GmbH
Diescher Tube Mills, Inc.
332	Ebensburg Energy, Inc.
397	Ejendomsaktieselskabet Falkevej2
961	Enserch Environmental Management Company, Inc.
968	EPC Business Trust
919	Especialidades Termomecanicas, S.A. de C.V.
550	Ferry-Diamond Engineering Company Limited
928	Fibras Ceramicas C.A.
509	Fibras Ceramicas, Inc.
547	Globe Steel Tubes Corporation
Greer Land Co.

3

6/2/2010

Holmes Insulations Limited
124	Hudson Heat Transfer International, Inc.
1955	Hudson HEI Pty. Ltd.
914	Hudson Northern Industries Inc.
125	Hudson Products Aktiebolag
567	Hudson Products Corporation (1)
902	Hudson Products de Mexico, S.A. de C.V.
1907	Integran Technologies Inc.
461	International Disarmament Corporation
941	Isolite Babcock Refractories Company, Ltd.
927	Isolite Eastern Union Refractories Co., Ltd.
920	KBW Gasification Systems, Inc.
512	LT Produkter i Skutskar AB
938	Maine Power Services
345	McDermott Heat Transfer Company
344	McDermott Productos Industriales de Mexico, S.A. de C.V.
946	Medidores Bailey, S.A. de C.V.
942	Morganite Ceramic Fibres Limited
943	Morganite Ceramic Fibres Pty. Limited
944	Morganite Ceramic Fibres S. A.
National Drill & Manufacturing Co.
544	National Ecology (Alabama) Incorporated
575	National Ecology (Utah) Incorporated
976	Nooter/Eriksen - Babcock & Wilcox, L.L.C.
933	North American CWF Partnership
9989	North Branch Power Company L.P.
971	North County Operations Associates
Nuclear Materials and Equipment Corporation
958	Olin Pantex Inc.
1153	P. T. Heat Exchangers Indonesia
934	Palm Beach Energy Associates
Piedmont Tool Machine Company
576	Power Computing Company
581	Power Systems Sunnyside Operations GP, Inc.
583	Power Systems Sunnyside Operations LP, Inc.

(1)	a Delaware Corporation

4

6/2/2010

905	PowerSafety International, Inc.
508	Productos de Caolin, Inc.
577	PSO Caribbean, Inc.
1980	Savannah River Alliance LLC
2008	Savannah River Tactical Services LLC
984	SOFCo L.P.
932	South Point CWF
556	Sunland Construction Co., Inc.
988	Sunnyside Cogeneration Associates
582	Sunnyside II, Inc.
992	Sunnyside II, L.P
303	Sunnyside III, Inc.
993	Sunnyside Operations Associates L.P.
571	Termobloc Industria E Comercio Ltda.
953	Thermax Babcock & Wilcox Limited
502	TLT-Babcock, Inc.
570	Triso
1152	W.E. Smith Hudson Pty. Ltd.
548	W. F. and John Barnes Company

5

Draft 6/2/2010

Schedule 1.1(c)

B&W CURRENT

Reference ID	Name
553	Americon Equipment Services, Inc.
554	Americon, Inc.
732	Applied Synergistics, Inc.
127	B&W de Panama, Inc.
532	Babcock & Wilcox Canada Ltd.
1570	Babcock & Wilcox China Holdings, Inc.
555	Babcock & Wilcox Construction Co., Inc.
2011	Babcock & Wilcox de Monterrey, S.A. de C.V.
1571	Babcock & Wilcox Denmark Holdings, Inc.
327	Babcock & Wilcox Ebensburg Power, Inc.
302	Babcock & Wilcox Equity Investments, Inc.
1965	Babcock & Wilcox Holdings, Inc.
2028	Babcock & Wilcox India Holdings, Inc.
598	Babcock & Wilcox India Private Limited
126	Babcock & Wilcox International Investments Co., Inc.
530	Babcock & Wilcox International Sales and Service Corporation
541	Babcock & Wilcox International, Inc.
380	Babcock & Wilcox Investment Company
2010	Babcock & Wilcox Modular Nuclear Energy LLC
1974	Babcock & Wilcox Nuclear Operations Group, Inc.
1967	Babcock & Wilcox Nuclear Energy, Inc.	(formerly Babcock & Wilcox Nuclear Power Generation Group, Inc.
2018	Babcock & Wilcox Nuclear Services (U.K.) Limited
500	Babcock & Wilcox Power Generation Group, Inc.
1961	Babcock & Wilcox Technical Services (U.K.) Limited
1970	Babcock & Wilcox Technical Services Clinch River, LLC
572	Babcock & Wilcox Technical Services Group, Inc.	(formerly BWXT Services, Inc.)
587	Babcock & Wilcox Technical Services Savannah River Company	(formerly BWXT Savannah River Company)
599	Babcock & Wilcox Volund A/S	(formerly Babcock & Wilcox Volund ApS)
2000	BCE Parts Ltd.
596	BWX Technologies, Inc.
580	BWXT Federal Services, Inc.
589	BWXT Hanford Company
382	BWXT of Idaho, Inc.

1

Draft 6/2/2010

592	BWXT of Ohio, Inc.
1576	BWXT Washington, Inc.
189	Creole Insurance Company, Ltd.
1988	Delta Power Services, LLC
766	Diamond Operating Co., Inc.
1572	Diamond Power Australia Holdings, Inc.
1984	Diamond Power Central & Eastern Europe s.r.o.
1573	Diamond Power China Holdings, Inc.
521	Diamond Power do Brasil Limitada
1574	Diamond Power Equity Investments, Inc.
525	Diamond Power Finland OY
504	Diamond Power Germany GmbH	(formerly Diamond Power - Sturm GmbH)
597	Diamond Power International, Inc.
949	Diamond Power Machine (Hubei) Co., Inc.
1908	Diamond Power Services S.E.A. Ltd.
522	Diamond Power Specialty (Proprietary) Limited
523	Diamond Power Specialty Limited
524	Diamond Power Sweden AB
1990	DPS Berkeley, LLC
1997	DPS Cadillac, LLC
1995	DPS Florida, LLC
1993	DPS Gregory, LLC
1996	DPS Lowell Cogen, LLC
1992	DPS Mecklenburg, LLC
1991	DPS Michigan, LLC
1994	DPS Mojave, LLC
1998	DPS Sabine, LLC
278	Gumbo Insurance Company, Ltd.
2003	Intech International Inc.
2002	Intech, Inc.
2001	Ivey-Cooper Services, L.L.C.
1968	Marine Mechanical Corporation
540	National Ecology Company
2005	NFS Holdings, Inc.
2004	NOG-Erwin Holdings, Inc.
501	North County Recycling, Inc.
2006	Nuclear Fuel Services, Inc.

2

Draft 6/2/2010

1989	O&M Holding Company
707	P. T. Babcock & Wilcox Asia
534	Palm Beach Resource Recovery Corporation
560	Power Systems Operations, Inc.
568	Revloc Reclamation Service, Inc.
2013	Servicios de Fabricacion de Valle Soleado, S.A. de C.V.
2012	Servicios Profesionales de Valle Soleado, S.A. de C.V.
767	SOFCo - EFS Holdings LLC
2029	The Babcock & Wilcox Company

3

EXHIBIT II – EXISTING INSURANCE AGREEMENTS

See Attached.

Name of Agreement	Party to Agreement	Party to Agreement	Party to Agreement	Party to Agreement	Party to Agreement	Effective Date of Agreement
Workers Compensation Residual Market Assessments Deductible WC Programs	McDermott International, Inc.	CIGNA Insurance Company of Texas				1992		tf
High Deductible Agreement	McDermott Incorporated	Insurance Company of North America				4/1/1981		tf
High Deductible Agreement	McDermott International	Insurance Company of North America				4/1/1985		tf
High Deductible Agreement	McDermott International	Insurance Company of North America				4/1/1986		tf
High Deductible Agreement	McDermott International, Inc.	Insurance Company of North America	INA of Texas			4/1/1987	Auto & GL only	tf
High Deductible Agreement	McDermott International, Inc.	Insurance Company of North America				4/1/1988		tf
High Deductible Agreement	McDermott International, Inc.	Insurance Company of North America				4/1/1989		tf
High Deductible Agreement	McDermott International, Inc.	Insurance Company of North America				4/1/1990		tf
Cash Flow Deductible Workers’ Compensation Agreement	The Babcock & Wilcox Company	Insurance Company of North America				4/1/1991		vm
High Deductible Agreement	McDermott International, Inc.	Insurance Company of North America				4/1/1991		tf
Workers Compensation Deductible Funding Agreement	Babcock & Wilcox Company	CIGNA Insurance Company of Texas	Pacific Employers Insurance Company			4/1/1992		cp
Agreement for Workers Compensation Residual market Assessments	Cigna Insurance Companyof Texas	Babcock & Wilson Company	Pacific Employers Insurance Company			4/1/1992		cp
Workers Compensation Deductible Funding Agreement	McDermott International, Inc.	CIGNA Insurance Company of Texas				4/1/1992		tf
High Deductible Agreement	McDermott International, Inc.	Insurance Company of North America				4/1/1992	XS, Auto & GL	tf
Casualty Insurance Program Agreement	The Babcock & Wilcox Company	Pacific Employers Insurance Company				4/1/1993		cp
Agreement for Workers Compensation Residual market Assessments Captive Program	Pacific Employers Insurance Company	Creole Insurance Company, Ltd				4/1/1993		cp
Casualty Insurance Program Agreement	McDermott International, Inc.	Pacific Employers Insurance Company				4/1/1993		tf
Collateral Agreement	McDermott International, Inc.	Insurance Company of North America				4/1/1993		tf
Casualty Insurance Program Agreement	The Babcock & Wilcox Company	Pacific Employers Insurance Company				4/1/1994		cp
Agreement for Workers compensation Redidual Market Assessments Captive Program	Pacific Employers Insurance Company	Creole Insurance Company, Ltd				4/1/1994		cp
High Deductible Agreement	McDermott International, Inc.	Insurance Company of North America				4/1/1994		tf
Casualty Insurance Program Agreement	The Babcock & Wilcox Company	CIGNA Insurance Company	Bankers Standard Insurance Company			4/1/1995		cp
Agreement Regarding Additional Premiums	McDermott International, Inc.	Creole Insurance Company, Limited	Bankers Standard Insurance Company			4/1/1995		cp
Casualty Insurance Program Agreement	The Babcock & Wilcox Company	CIGNA Insurance Company	Bankers Standard Insurance Company			4/1/1995		cp
High Deductible Agreement	McDermott International, Inc.	Indemnity Insurance Company of North America				4/1/1995		tf
Addendum I Casualty Insurance Program Agreement	The Babcock & Wilcox Company	CIGNA Insurance Company	Bankers Standard Insurance Company			4/1/1996		cp
Casualty Insurance Program Agreement	McDermott International, Inc.	Bankers Standard Insurance Company				4/1/1996		tf
High Deductible Agreement	McDermott International, Inc.	Indemnity Insurance Company of North America				4/1/1996		tf
Reinsurance Agreement	Honore Insurance Company Limited	CIGNA Insurance Company				4/1/1997		cp
Reinsurance Agreement	Honore Insurance Company Limited	CIGNA Insurance Company of Canada				4/1/1997		cp
Addendum III Casualty Insurance Program Agreement	The Babcock & Wilcox Company	CIGNA Insurance Company	Bankers Standard Insurance Company	Pacific Employers Insurance Company		4/1/1997		cp
High Deductible Agreement	McDermott International, Inc.	Indemnity Insurance Company of North America				4/1/1997		tf
Casualty Insurance Program Agreement	McDermott International, Inc.	Bankers Standard Insurance Company				4/1/1997	Addendum II to the 1996 agreement	tf
Cash Flow Deductible Workers’ Compensation Program	McDermott International, Inc.	Hudson Companies	Bankers Standard Insurance Company			4/1/1997		tf
Cash Flow High Deductible Program	McDermott International, Inc.	Indemnity Insurance Company of North America				4/1/1997	Auto & GL only	tf
Specific Excess Workers’ Compensaiton & Employers’ Liability	McDermott International, Inc.	CIGNA Insurance Company				4/1/1997		tf
Final Summary of Proposal	Aon Risk Services of Texas, Inc	Pacific Employers Ins/Bankers Standard Ins.				4/1/1997	Canadian Proposal included	dc
Canadian Reinsurance Agreement	Honore Insuance Company Limited	CIGNA Insurance Company of Canada				4/1/1997		dc
Addendum I - Canadian Reinsurance Agreement	Honore Insuance Company Limited	CIGNA Insurance Company of Canada				4/1/1997		dc
Agreement Regarding Return Premiums	Babcock & Wilcox Company	Creole Insurance Company, Limited	CIGNA Insurance Company	Indemnity Insurance Company of North American	CIGNA Insurance Company of Canada	7/28/1997		cp
Agreement Regarding Return Premiums	The Babcock & Wilcox Company	Creole Insurance Company, Limited	CIGNA Insurance Company	Indemnity Insurance Company of NA	CIGNA Insuarnce Company fo Canada	7/28/1997		dc
Agreement	The Babcock & Wilcox Company	Pacific Employers Insurance Company				4/1/1998		cp
Casualty Insurance Program Agreement	The Babcock & Wilcox Company	CIGNA Insurance Company of Texas	Pacific Employers Insurance Company			4/1/1998		cp
Addendum I Reinsurance Agreement	Honore Insurance Company Ltd	CIGNA Insurance Company of Canada				4/1/1998		cp
Casualty Insurance Program Agreement	The Babcock & Wilcox Company	CIGNA Insurance Company of Texas	Pacific Employers Insurance Company			4/1/1998		cp
Casualty Insurance Program Agreement	McDermott International, Inc.	Pacific Employers Insurance Company	CIGNA Insurance Company of Texas			4/1/1998		tf
High Deductible Agreement	McDermott International, Inc.	Pacific Employers Insurance Company				4/1/1998		tf
Cash Flow Deductible Workers’ Compensation Program	AON Risk Services of Texas, Inc.	CIGNA Insurance Company of Texas	Pacific Employers Insurance Company			4/1/1998		tf
Cash Flow High Deductible Program	AON Risk Services of Texas, Inc.	Insurance Company of North America	Pacific Employers Insurance Company			4/1/1998	Auto & GL only	tf
Specific Excess Workers’ Compensaiton & Employers’ Liability	AON Risk Services of Texas, Inc.	CIGNA Insurance Company				4/1/1998		tf
Assignment of Dividends	McDermott International, Inc.	Pacific Employers Insurance Company				4/1/1998		tf
TPA Agreement	The Babcock & Wilcox Company	Pacific Employers Insurance Co.				4/1/1998		dc
Casualty Insurance Program Agreement	The Babcock & Wilcox Company	CIGNA Insurance Company of Texas	Pacific Employers Insurance Company			4/1/1998		dc
Casualty Insurance Program Agreement	The Babcock & Wilcox Company	CIGNA Insurance Company of Texas	Pacific Employers Insurance Company			4/1/1998		dc
Final Summary of Proposal	Aon Risk Services of Texas, Inc	Pacific Employers Insurance Co.	CIGNA Insurance Company			4/1/1998	Included: Cash Flow Ded. WC Program and Guaranteed Cost WC Program	dc
Agreement	The Babcock & Wilcox Company	Pacific Employers Insurance Company				4/1/1999		cp
Addendum I Casualty Insurance Program Agreement	The Babcock & Wilcox Company	Pacific Employers Insurance Company	ACE Insurance Company of Texas (formerly CIGNA Insurance company of Texas			4/1/1999	This Addendum is from 04/01/99 to 04/01/00	cp
Addendum II Casualty Insurance Program Agreement	The Babcock & Wilcox Company	Pacific Employers Insurance Company	CIGNA Insurance Company of Texas			4/1/1999	This Addendum is from 04/01/99 to 01/01/00	cp
Addendum II to Reinsurance Agreement	Cigna Insurance Companyof Canada	Honore Insurance Company Limited				4/1/1999	This Addendum is from 04/01/99 to 04/01/00	cp
Addendum III to Reinsurance Agreeement	ACE INA Insurance (formely CIGNA Insurance Company of Canada	Honore Insurance Company Limited				4/1/1999	This Addendum is from 04/01/99 to 01/01/00	cp
Multi-Line Deductible Cash Flow Insurance	AON Risk Services of Texas, Inc.	Pacific Employers Insurance Company	CIGNA Insurance Company	Insurance Company of North America		4/1/1999		tf
High Deductible Agreement	McDermott International, Inc.	Pacific Employers Insurance Company				4/1/1999		tf
Casualty Insurance Program Agreement	McDermott International, Inc.	Pacific Employers Insurance Company	CIGNA Insurance Company of Texas			4/1/1999		tf
Casualty Insurance Program Agreement - Addendum II	McDermott International, Inc.	Pacific Employers Insurance Company	ACE Insurance Company of Texas (formerly CIGNA)			4/1/1999	changing expiration to 01/01/00	tf
Assignment of Dividends	McDermott International, Inc.	Pacific Employers Insurance Company	Hudson Companies			4/1/1999		tf
Combined Miult-Line Program Agreement	Pacific Employers Insurance Company	Babcock & Wilson Company				1/1/2000		cp
Addendum IV Reinsurance Agreement	ACE INA Insurance	Honore Insurance Company Limited				1/1/2000		cp
Combined Multi-Line Program Agreement	McDermott International, Inc.	Pacific Employers Insurance Company				1/1/2000	Addendum I to the 2000 term	tf
Assignment of Dividends	McDermott International, Inc.	Pacific Employers Insurance Company	Hudson Companies			1/1/2000		tf
Addendum II Combined Multi-line Program Agreement	Pacific Employers Insurance Company	Babcock & Wilson Company				1/1/2001		cp
Addendum V to Resinsurance Agreement	ACE INA Insurance	Honore Insurance Company Limited				1/1/2001		cp
Combined Multi-Line Program Agreement	McDermott International, Inc.	Pacific Employers Insurance Company				1/1/2001		tf
Addendum IV to Combined Multi-Line Program Agreement	Pacific Employers Insurance Company	Babcock & Wilson Company				1/1/2002		cp

Addendum VI to Reinsurance Agreement	ACE INA Insurance	Pirogue Insurance Company, Ltd			1/1/2002	cp
Addendum V to Combined Multi-Line Program Agreement	Babcock & Wilcox Company	ACE American Insurance Company	Pacific Employers Insurance Company		1/1/2003	cp
Addendum VII to Reinsurance Agreement	ACE INA Insurance	Pirogue Insurance Company, Ltd			1/1/2003	cp
Addendum VI to Combined multi-Line Program	Babcock & Wilcox Company	ACE American Insurance Company	Pacific Employers Insurance Company	ACE INA Insurance Company	1/1/2004	cp
Addendum VII to Combined Multi-Line Program Agreement	Babcock & Wilcox Company	ACE American Insurance Company	ACE INA Insurance Company		1/1/2005	cp
Addendum II to Combined Multi-Line Program Agreement	McDermott International, Inc.	Pacific Employers Insurance Company			1/1/2002	vm
Addendum IV to Combined Multi-Line Program Agreement	McDermott International, Inc.	ACE American Insurance Company	Pacific Employers Insurance Company		1/1/2003	vm
Addendum V to Combined Multi-Line Program Agreement	McDermott International, Inc.	ACE American Insurance Company	Pacific Employers Insurance Company		1/1/2004	vm
Addendum VI to Combined Multi-Line Program Agreement	McDermott International, Inc.	ACE American Insurance Company			1/1/2005	vm
Casualty Program Binder	The Babcock & Wilcox Company	ACE American Insurance Company	ACE INA Insurance		1/1/2006	vm
Casualty Program Binder	The Babcock & Wilcox Company	ACE American Insurance Company	ACE INA Insurance		1/1/2007	vm
Casualty Program Binder	The Babcock & Wilcox Company	ACE American Insurance Company	ACE INA Insurance	Indemnity Insurance Company of North America	1/1/2008	vm
Casualty Program Proposal	The Babcock & Wilcox Company	ACE American Insurance Company	ACE INA Insurance	Indemnity Insurance Company of North America	1/1/2009	vm
Casualty Program Proposal	The Babcock & Wilcox Company	ACE American Insurance Company	ACE INA Insurance	Indemnity Insurance Company of North America	1/1/2010	vm
Casualty Program Binder	McDermott International, Inc.	ACE American Insurance Company			1/1/2006	vm
Casualty Program Binder	McDermott International, Inc.	ACE American Insurance Company			1/1/2007	vm
Casualty Program Binder	McDermott International, Inc.	ACE American Insurance Company	Indemnity Insurance Company of North America		1/1/2008	vm
Casualty Program Proposal	McDermott International, Inc.	ACE American Insurance Company	Indemnity Insurance Company of North America		1/1/2009	vm
Casualty Program Proposal	McDermott International, Inc.	ACE American Insurance Company	Indemnity Insurance Company of North America		1/1/2010	vm

EXHIBIT III – EXISTING POLICIES

See Attached.

Exhibit 1 - Policies and Named Insured’s

Effective Date	Expiration Date	Policy Number	Named Insured	Type of Policy (LOB)	Issuing Company
4/1/1977	4/1/1978	XWC 6858	J. Ray McDermott & Co., Inc.	XWC	INA
4/1/1980	4/1/1981	XCP 143599	J. Ray McDermott & Company - See attachment 205	XGL	INA
4/1/1982	4/1/1983	GLP 829719	Babcock & Wilcox Company - See attachment 164	GL	INA
4/1/1982	4/1/1985	XCP 014414	Intermountain Power Agency Department of Water & Power City of Los Angeles	XGL	INA
4/1/1983	4/1/1984	RSC C20704202	Babcock & Wilcox Company - See attachment 168	WC	INA - TX
4/1/1983	4/1/1984	RSC C20704226	Babcock & Wilcox Company - See attachment 178	WC	Pacific Employers
4/1/1983	4/1/1984	SCA 5914	The Babcock & Wilcox Company - See attachment 176	Auto	INA - TX
4/1/1984	4/1/1985	RSC C22890785	TLT Babcock, Inc., a Joint Venture	WC	Pacific Employers
3/8/1985	3/8/1986	GLP G05111523	Babcock & Wilcox Company	GL	INA
3/8/1985	9/12/1985	NWC X1939718A	MMC - McDermott - See attachment 137	WC	INA
4/1/1985	4/1/1986	RSC C19396812	Babcock & Wilcox Company - See attachment 274	WC	Cigna
4/1/1985	4/1/1986	XCP G05111730	Commonwealth Edison Company	XGL	INA
4/1/1985	4/1/1986	XCP G0511326A	Intermountain Power Agency Department of Water & Power City of Los Angeles	GL	INA
4/21/1985	5/2/1985	GLP G05111766	Chevron USA	GL	INA
6/30/1985	7/10/1985	GLP G05112588	Chevron USA	GL	INA
4/1/1986	4/1/1987	CPO G03518656	Babcock & Wilcox Company	GL	INA
4/1/1986	4/1/1987	CPO G05114329	Babcock & Wilcox Company - See attachment 187	GL	INA

Exhibit 1 - Policies and Named Insured’s

4/1/1986	4/1/1987	CPO G05114329	Babcock & Wilcox Company - See attachment 203	GL	INA
4/1/1986	4/1/1990	XCE G0519622A	McDermott International, Inc.	XGL	Cigna
4/1/1986	4/1/1987	XCP G05114184	Arco Oil & Gas Company	XGL	INA
4/1/1987	4/1/1988	CPO G05115401	Babcock & Wilcox Company - See attachment 50	XGL	INA
4/1/1987	4/1/1988	CPO G05115620	Babcock & Wilcox Company - See attachment 51	GL	INA ILL
4/1/1987	4/1/1988	CPO G05115632	Babcock & Wilcox Company - See attachment 52	GL	INA Ohio
4/1/1987	4/1/1988	CPO G05115978	Babcock & Wilcox Company	GL	INA
4/1/1987	4/1/1988	SCA 010999	The Babcock & Wilcox Company - See attachment 119	Auto	INA
4/1/1987	4/1/1988	XCE G05115735	McDermott International, Inc.	XGL	Cigna
4/1/1988	4/1/1989	HDO G0519393A	McDermott International, Inc.	GL	INA
4/1/1988	4/1/1989	PLI 519745	McDermott International, Inc. - See attachment 209	GL	Alaska
4/1/1988	4/1/1989	XSL G05194167	The Babcock & Wilcox Company - See attachment 49	XGL	INA
4/1/1988	4/1/1989	XSL G05194179	The Babcock & Wilcox Company - See attachment 48	XGL	Cigna of Ohio
4/1/1989	4/1/1990	CGO G05195792	Babcock & Wilcox Company - See attachment 79	GL	INA
4/1/1989	4/1/1990	CPO G05195809	Babcock & Wilcox Company	GL	INA
4/1/1989	4/1/1990	CPO G05195809	Babcock & Wilcox Company - See attachment 94	GL	INA
4/1/1989	4/1/1990	HDC G05196218	McDermott International, Inc.	GL	INA
4/1/1989	4/1/1990	HDO G05196206	McDermott International, Inc.	GL	INA
4/1/1989	4/1/1990	ISA 582543	McDermott International, Inc. - See attachment 103	Auto	INA

Exhibit 1 - Policies and Named Insured’s

4/1/1989	4/1/1990	NWC C32916909	McDermott International, Inc. - See attachment 152	WC	INA
4/1/1989	4/1/1990	PLI 519746	McDermott International, Inc. - See attachment 106	GL	Alaska
4/1/1989	4/1/1990	RSC C22291312	B & W Fuel Company	WC	INA
4/1/1989	4/1/1990	RSC C32916879	Babcock & Wilcox Company - See attachment 131	WC	Pacific Employers
4/1/1989	4/1/1990	RSC C32916880	Babcock & Wilcox Company - See attachment 147	WC	Cigna
4/1/1989	4/1/1990	RSC C32916892	Babcock & Wilcox Company - See attachment 132	WC	Cigna - ILL
4/1/1989	4/1/1990	RSC C32916922	Babcock & Wilcox Company - See attachment 19	WC	Atlantic Employers
4/1/1989	4/1/1990	SCA 012151	The Babcock & Wilcox Company - See attachment 158	Auto	INA
4/1/1989	4/1/1990	SCA 012152	The Babcock & Wilcox Company - See attachment 84	GL	INA
4/1/1989	4/1/1990	XSL G05195780	The Babcock & Wilcox Company - See acchment 35	XGL	INA
4/1/1989	4/1/1990	XSL G05195780	The Babcock & Wilcox Company - See attachment 90	XGL	INA
4/1/1989	4/1/1990	XSL G0519619A	McDermott International, Inc. - See attachment 99	XGL	INA
4/1/1989	4/1/1990	XWC 11157	McDermott International, Inc.	XWC	Cigna
9/17/1989	9/17/1990	CRL G0519698A	ASEA - Babcock PFBC Joint Venture	GL	INA
4/1/1990	4/1/1991	CGO G0519751A	Babcock & Wilcox Company - See attachment 76	GL	INA
4/1/1990	4/1/1991	CGO G0519751A	Babcock & Wilcox Company - See attachment 83	GL	INA

Exhibit 1 - Policies and Named Insured’s

4/1/1990	4/1/1991	CPO G05197521	Babcock & Wilcox Company - See attachment 54	GL	INA
4/1/1990	4/1/1991	CPO G05197521	Babcock & Wilcox Company - See attachment 80	GL	INA
4/1/1990	4/1/1991	CPO G05197521	Babcock & Wilcox Company - See attachment 80	GL	INA
4/1/1990	4/1/1991	HDC G05197557	McDermott International, Inc.	GL	INA
4/1/1990	4/1/1991	HDO G05197545	McDermott International, Inc.	GL	INA
4/1/1990	4/1/1991	ISA 582563	McDermott International, Inc. - See attachment 111	Auto	INA
4/1/1990	4/1/1991	NWC C22292341	McDermott International, Inc. - See attachment 136	WC	INA
4/1/1990	4/1/1991	PLI 321018	McDermott International, Inc. - See attachment 107	GL	Alaska
4/1/1990	4/1/1991	RSC C22292286	Babcock & Wilcox Company - See attachment 165	WC	Pacific Employers
4/1/1990	4/1/1991	RSC C22292304	Babcock & Wilcox Company - See attachment 179	WC	Cigna - ILL
4/1/1990	4/1/1991	RSC C22292316	Babcock & Wilcox Company - See attachment 188	WC	Atlantic Employers
4/1/1990	4/1/1991	RSC C22292328	B & W Fuel Company	WC	INA
4/1/1990	4/1/1991	RSC C22292730	Babcock & Wilcox Company	WC	INA
4/1/1990	4/1/1991	RSC C2229362A	Babcock & Wilcox Company - See attachment 85	WC	California Union
4/1/1990	4/1/1991	SCA 012197	The Babcock & Wilcox Company - See attachment 97	Auto	INA
4/1/1990	4/1/1991	SCA 012198	The Babcock & Wilcox Company - See attachment 96	Auto	INA
4/1/1990	4/1/1991	XCE G05197569	McDermott International, Inc. - See attachment 101	XGL	Cigna

Exhibit 1 - Policies and Named Insured’s

4/1/1990	4/1/1991	XSL G05197508	The Babcock & Wilcox Company - See attachment 92	XGL	INA
4/1/1990	4/1/1991	XSL G05197533	McDermott International, Inc. - See attachment 115	XGL	INA
4/1/1990	4/1/1991	XWC 011187	McDermott International, Inc. - See attachment 154	XWC	Cigna
4/19/1990	4/1/1991	RSC C22292778	McDermott, Incorporated	WC	Cigna -TX
9/12/1990	9/12/1991	CPO G13210755	Babcock & Wilcox Company Power Generation Group - See attachment 185	GL	INA
4/1/1991	4/1/1992	CGO G13211061	Babcock & Wilcox Company - See attachment 75	GL	INA
4/1/1991	4/1/1992	CGO G13211061	Babcock & Wilcox Company - See attachment 204	GL	INA
4/1/1991	4/1/1992	CPO G13211073	Babcock & Wilcox Company - See attachment 39	GL	INA
4/1/1991	4/1/1992	CPO G13211073	Babcock & Wilcox Company - See attachment 120	GL	INA
4/1/1991	4/1/1992	HDC G13211103	McDermott International, Inc.	GL	INA
4/1/1991	4/1/1992	HDO G13211097	McDermott International, Inc.	GL	INA
4/1/1991	4/1/1992	ISA 582584	McDermott International, Inc. - See attachment 126	Auto	INA
4/1/1991	4/1/1992	NWC C22293667	McDermott International, Inc. - See attachment 192	WC	INA
4/1/1991	4/1/1992	PLI 321112	McDermott International, Inc. - See attachment 102	GL	Alaska
4/1/1991	4/1/1992	RSC C2229354	Babcock & Wilcox Company - See attachment 133	WC	Pacific Employers
4/1/1991	4/1/1992	RSC C22293564	Babcock & Wilcox Company - See attachment 199	WC	Atlantic Employers
4/1/1991	4/1/1992	RSC C22293898	Babcock & Wilcox Company	WC	INA

Exhibit 1 - Policies and Named Insured’s

4/1/1991	4/1/1992	RSC C22293928	McDermott, Incorporated	WC	Cigna - TX
4/1/1991	4/1/1992	SCA 012272	Babcock & Wilcox Company - See attachment 182	Auto	INA
4/1/1991	4/1/1992	WLR C22293552	Babcock & Wilcox Company - See attachment 181	WC	Pacific Employers
4/1/1991	4/1/1992	WLR C22293849	Babcock & Wilcox Company - See attachment 143	WC	Pacific Employers
4/1/1991	4/1/1992	WLR C22293850	Babcock & Wilcox Company - See attachment 144	WC	Pacific Employers
4/1/1991	4/1/1992	WLR C22293862	Babcock & Wilcox Company - See attachment 145	WC	Pacific Employers
4/1/1991	4/1/1992	WLR C22293874	Babcock & Wilcox Company - See attachment 141	WC	Pacific Employers
4/1/1991	4/1/1992	WLR C22293886	Babcock & Wilcox Company - See attachment 20	WC	Pacific Employers
4/1/1991	4/1/1992	XCE G13211048	McDermott International, Inc. - See attachment 124	XGL	Cigna
4/1/1991	4/1/1992	XSL G1321105A	The Babcock & Wilcox Company - See attachment 197	XGL	INA
4/1/1991	4/1/1992	XSL G13211115	McDermott International, Inc. - See attachment 118	XGL	INA
4/1/1991	4/1/1992	XWC 011230	McDermott International, Inc. - See attachment 134	XWC	Cigna
4/1/1991	4/1/1992	XWC 011231	Babcock & Wilcox Company - See attachment 180	XWC	Cigna
7/22/1991	7/22/1992	XCP G13211437	City of Lakeland, Florida Department of Electric & Water Utilities	XGL	INA
8/24/1991	8/24/1992	OGL G1321153A	PowerSafety International, Inc.	GL	INA

Exhibit 1 - Policies and Named Insured’s

9/12/1991	9/12/1992	CPO G13211541	Babcock & Wilcox Company Power Generation Group - See attachment 190	GL	INA
4/1/1992	4/1/1993	CGO G13211887	Babcock & Wilcox Company - See attachment 41	GL	INA
4/1/1992	4/1/1993	CPO G13211899	Babcock & Wilcox Company - See attachment 40	GL	INA
4/1/1992	4/1/1993	CPO G13211899	Babcock & Wilcox Company - See attachment 87	GL	INA
4/1/1992	4/1/1993	HDO G13211930	McDermott International, Inc.	GL	INA
4/1/1992	4/1/1993	ISA 582609	McDermott International, Inc. - See attachment 122	Auto	INA
4/1/1992	4/1/1993	NWC C38326296	McDermott International, Inc.	WC	INA
4/1/1992	4/1/1993	PLI 321195	McDermott International, Inc. - See attachment 207	GL	Alaska
4/1/1992	4/1/1993	RSC C38326259	Babcock & Wilcox Company - See attachment 171	WC	Pacific Employers
4/1/1992	4/1/1993	RSC C38326351	Babcock & Wilcox Company	WC	INA
4/1/1992	4/1/1993	WLR C38326260	Babcock & Wilcox Company - See attachment 186	WC	Pacific Employers
4/1/1992	4/1/1993	WLR C38326338	Babcock & Wilcox Company - See attachment 174	WC	Cigna - TX
4/1/1992	4/1/1993	WLR C38326363	McDermott, Incorporated	WC	Cigna
4/1/1992	4/1/1993	XCP G13211991	Naheola Cogeneration Limited Partnership & Industrial Development Board	XGL	INA
4/1/1992	4/1/1993	XSL G13211905	The Babcock & Wilcox Company - See attachment 71	XGL	INA
4/1/1992	4/1/1993	XSL G13211966	McDermott International, Inc. - See attachment 117	XGL	INA

Exhibit 1 - Policies and Named Insured’s

4/1/1992	4/1/1993	XWC 011301	Babcock & Wilcox Company - See attachment 200	XWC	Cigna
4/1/1992	4/1/1993	XWC 011302	McDermott International, Inc. - See attachment 149	XWC	Cigna
4/1/1993	4/1/1994	CGO G13212612	Babcock & Wilcox Company - See attachment 73	GL	INA
4/1/1993	4/1/1994	CGO G13212612	Babcock & Wilcox Company - See attachment 191	GL	INA
4/1/1993	4/1/1994	CPO G13212600	Babcock & Wilcox Company - See attachment 36	GL	INA
4/1/1993	4/1/1994	HDC G13212648	McDermott International, Inc.	GL	INA
4/1/1993	4/1/1994	HDO G1321265A	McDermott International, Inc.	GL	INA
4/1/1993	4/1/1994	ISA 711093	McDermott International, Inc. - See attachment 98	Auto	INA
4/1/1993	4/1/1994	NWC C39770507	McDermott International, Inc. - See attachment 151	WC	INA
4/1/1993	4/1/1994	PLI 321258	McDermott International, Inc. - See attachment 208	GL	INA
4/1/1993	4/1/1994	RSC C36158621	Babcock & Wilcox Company	WC	INA
4/1/1993	4/1/1994	RSC C39770489	Babcock & Wilcox Company - See attachment 160	WC	Pacific Employers
4/1/1993	4/1/1994	SCA 012527	The Babcock & Wilcox Company - See attachment 184	Auto	INA
4/1/1993	4/1/1994	SCA 012528	The Babcock & Wilcox Company - See attachment 195	Auto	INA
4/1/1993	4/1/1994	WLR C39770490	Babcock & Wilcox Company - See attachment 162	WC	Pacific Employers
4/1/1993	4/1/1994	WLR C39770532	McDermott, Incorporated	WC	Pacific Employers
4/1/1993	4/1/1994	XCE G13212570	McDermott International, Inc. - See attachment 100	XGL	Cigna

Exhibit 1 - Policies and Named Insured’s

4/1/1993	4/1/1994	XCP G13212673	Naheola Cogeneration Limited Partnership & Industrial Development Board	GL	INA
4/1/1993	4/1/1994	XSL G13212569	McDermott International, Inc. - See attachment 104	XGL	INA
4/1/1993	4/1/1994	XSL G13212594	The Babcock & Wilcox Company - See attachment 72	XGL	INA
4/1/1993	4/1/1994	XSL G13212594	Babcock & Wilcox Company - See attachment 166	XGL	INA
4/1/1993	4/1/1994	XWC 011381	McDermott International, Inc. - See attachment 18	XWC	Cigna
8/24/1993	8/24/1994	OGL G13212879	PowerSafety International, Inc.	GL	INA
9/12/1993	9/13/1994	CPO G13212909	Babcock & Wilcox Company Power Generation Group - See attachment 89	GL	INA
10/1/1993	4/1/1994	XSL G13212983	Hudson Companies - See attachment 183	XGL	INA
4/1/1994	4/1/1995	CGO G13213215	Babcock & Wilcox Company - See attachment 38	GL	INA
4/1/1994	4/1/1995	CGO G13213215	Babcock & Wilcox Company - See attachment 159	GL	INA
4/1/1994	4/1/1995	CPO G13213203	Babcock & Wilcox Company - See attachment 37	GL	INA
4/1/1994	4/1/1995	CPO G13213203	Babcock & Wilcox Company - See attachment 169	GL	INA
4/1/1994	4/1/1995	HDC G1321315A	McDermott International, Inc.	GL	INA
4/1/1994	4/1/1995	HDO G13213161	McDermott International, Inc.	GL	INA
4/1/1994	4/1/1995	ISA 042894	McDermott International, Inc. - See attachment 112	Auto	INA
4/1/1994	4/1/1995	NWC C4080951A	McDermott International, Inc. - See attachment 150	WC	INA

Exhibit 1 - Policies and Named Insured’s

4/1/1994	4/1/1995	PLI 321317	McDermott International, Inc. - See attachment 109	GL	INA
4/1/1994	4/1/1995	RSC C40809016	Babcock & Wilcox Company	WC	INA
4/1/1994	4/1/1995	RSC C40809491	Babcock & Wilcox Company - See attachment 172	WC	Pacific Employers
4/1/1994	4/1/1995	RSC C40809521	McDermott, Incorporated	WC	Cigna - TX
4/1/1994	4/1/1995	SCA 012556	The Babcock & Wilcox Company - See attachment 121	Auto	INA
4/1/1994	4/1/1995	WLR C36160159	Babcock & Wilcox Company - See attachment 129	WC	Cigna - TX
4/1/1994	4/1/1995	WLR C40809508	Babcock & Wilcox Company - See attachment 22	WC	Pacific Employers
4/1/1994	4/1/1995	XCE G13213185	McDermott International, Inc. - See attachment 108	XGL	Cigna
4/1/1994	4/1/1995	XSL G13213148	McDermott International, Inc. - See attachment 116	XGL	INA
4/1/1994	4/1/1995	XSL G13213197	The Babcock & Wilcox Company - See attachment 44	XGL	INA
4/1/1994	4/1/1995	XSL G13213197	Babcock & Wilcox Company - See attachment 170	XGL	INA
4/1/1994	4/1/1995	XSL G13213227	Hudson Companies - See attachment 43	XGL	INA
4/1/1994	4/1/1995	XSL G13213227	Hudson Companies - See attachment 86	XGL	INA
4/1/1994	4/1/1995	XWC 011467	McDermott International, Inc. - See attachment 153	XWC	Cigna
8/24/1994	8/24/1995	OGL G13213410	PowerSafety International, Inc.	GL	INA
9/12/1994	9/12/1995	CPO G13213380	Babcock & Wilcox Company Power Generation Group - See attachment 167	GL	INA

Exhibit 1 - Policies and Named Insured’s

4/1/1995	4/1/1996	CGO G13213720	Babcock & Wilcox Company - See attachment 74	GL	INA
4/1/1995	4/1/1996	CPO G13213719	Babcock & Wilcox Company	GL	IND
4/1/1995	4/1/1996	HDC G13213756	McDermott International, Inc.	GL	IND
4/1/1995	4/1/1996	HDO G13213744	McDermott International, Inc.	GL	IND
4/1/1995	4/1/1996	ISA 042936	McDermott International, Inc. - See attachment 125	Auto	IND
4/1/1995	4/1/1996	NWC C3616248A	Babcock & Wilcox Construction Co. - See attachment 173	WC	Cigna
4/1/1995	4/1/1996	PLI 321380	McDermott International, Inc. - See attachment 127	GL	IND
4/1/1995	4/1/1996	RSC C36162028	Babcock & Wilcox Company - See attachment 189	WC	Cigna
4/1/1995	4/1/1996	RSC C36162041	McDermott International, Inc. - See attachment 17	WC	Bankers Standard
4/1/1995	4/1/1996	RSC C36162053	Hudson Companies	WC	Bankers Standard
4/1/1995	4/1/1996	RSC C3616234A	Babcock & Wilcox Company	WC	Cigna
4/1/1995	4/1/1996	WLR C36161991	Babcock & Wilcox Company - See attachment 148	WC	Cigna
4/1/1995	4/1/1996	WLR C36162004	Babcock & Wilcox Company - See attachment 194	WC	Bankers Standard
4/1/1995	4/1/1996	WLR C36162016	Babcock & Wilcox Company - See attachment 196	WC	Cigna
4/1/1995	4/1/1996	XCE G13213768	McDermott International, Inc. - See attachment 114	XGL	IND
4/1/1995	4/1/1996	XSL G13213707	The Babcock & Wilcox Company - See attachment 45	XGL	IND
4/1/1995	4/1/1996	XSL G13213707	The Babcock & Wilcox Company - See attachment 91	XGL	IND
4/1/1995	4/1/1996	XSL G13213732	McDermott International, Inc. - See attachment 110	XGL	IND

Exhibit 1 - Policies and Named Insured’s

4/1/1995	4/1/1996	XSL G13213793	Hudson Companies - See attachment 88	XGL	IND
4/1/1995	4/1/1996	XWC 011541	McDermott International, Inc. - See attachment 138	XWC	Cigna
8/24/1995	8/24/1996	CAL H06353149	Deep Oil Technology, Inc.	Auto	IND
8/24/1995	8/24/1996	NWC C41224319	Deep Oil Technology, Inc.	WC	Cigna
8/24/1995	8/24/1996	OGL G14232096	Deep Oil Technology, Inc.	GL	IND
4/1/1996	4/1/1997	CGO G18967431	Babcock & Wilcox Company - See attachment 77	GL	IND
4/1/1996	4/1/1997	CPO G18968599	Babcock & Wilcox Company - See attachment 46	GL	IND
4/1/1996	4/1/1997	CPO G18968599	Babcock & Wilcox Company - See attachment 82	GL	IND
4/1/1996	4/1/1997	HDC G18967157	McDermott International, Inc.	GL	IND
4/1/1996	4/1/1997	HDO G18967078	McDermott International, Inc.	GL	IND
4/1/1996	4/1/1997	ISA H07131616	McDermott International, Inc. - See attachment 113	Auto	IND
4/1/1996	4/1/1997	PLI G19067236	McDermott International, Inc. - See attachment 105	GL	IND
4/1/1996	4/1/1997	RSC C2733278A	Babcock & Wilcox Company - See attachment 142	WC	Cigna
4/1/1996	4/1/1997	RSC C4206726A	Babcock & Wilcox Company	WC	Cigna
4/1/1996	4/1/1997	SCA 012575	The Babcock & Wilcox Company - See attachment 93	Auto	IND
4/1/1996	4/1/1997	WLR C27332080	Babcock & Wilcox Company - See attachment 201	WC	Cigna
4/1/1996	4/1/1997	WLR C27332742	McDermott International, Inc. - See attachment 155	WC	Bankers Standard
4/1/1996	4/1/1997	WLR C27332766	Hudson Companies	WC	Bankers Standard
4/1/1996	4/1/1997	WLR C27332778	Babcock & Wilcox Company - See attachment 140	WC	Bankers Standard

Exhibit 1 - Policies and Named Insured’s

4/1/1996	4/1/1997	WLR C27332808	Babcock & Wilcox Company - See attachment 146	WC	Cigna
4/1/1996	4/1/1997	XSL G18967911	Babcock & Wilcox Company - See attachment 78	GL	INA
4/1/1996	4/1/1997	XSL G1896823A	Hudson Companies - See attachment 55	XGL	IND
4/1/1996	4/1/1997	XSL G18968277	McDermott International, Inc. - See attachment 123	XGL	IND
4/1/1996	4/1/1997	XWC 011614	McDermott International, Inc. - See attachment 135	XWC	Cigna
8/24/1996	8/24/1997	CAL H07132001	Deep Oil Technology, Inc.	Auto	INA
8/24/1996	8/24/1997	NWC C42181018	Deep Oil Technology, Inc.	WC	INA
8/24/1996	8/24/1997	OGL G18967364	Deep Oil Technology, Inc.	GL	INA
4/1/1997	4/1/1998	RSC C42109484	Babcock & Wilcox Company - See attachment 21	WC	Pacific Employers
4/1/1997	4/1/1998	RSC C42109502	Babcock & Wilcox Company	WC	Cigna
4/1/1997	4/1/1998	WLR C42109460	Babcock & Wilcox Company - See attachment 128	WC	Pacific Employers
4/1/1997	4/1/1998	WLR C42109472	Babcock & Wilcox Company - See attachment 193	WC	Bankers Standard
4/1/1997	4/1/1998	WLR C42109496	Babcock & Wilcox Company - See attachment 81	WC	Pacific Employers
4/1/1997	4/1/1998	WLR C42109514	Hudson Companies	WC	Bankers Standard
4/1/1997	4/1/1998	WLR C42109526	McDermott International, Inc. - See attachment 156	WC	Bankers Standard
8/24/1997	8/24/1998	CAL H07322574	Deep Oil Technology, Inc.	Auto	INA
8/24/1997	8/24/1998	NWC C42425497	Deep Oil Technology, Inc.	WC	INA
8/24/1997	8/24/1998	OGL G19326792	Deep Oil Technology, Inc.	GL	INA

Exhibit 1 - Policies and Named Insured’s

12/18/1997	12/18/1998	OGL G1965722A	Monmouth Couty Materials Processing & Recovery Facility; National Ecology Company & The Babcock and Wilcox Company - See attachment 157	GL	IND
4/1/1998	4/1/1999	HDC G19657280	Babcock & Wilcox Company - See attachment 61	GL	Pacific Employers
4/1/1998	4/1/1999	HDC G19657334	McDermott International, Inc - See attachment 267	GL	Pacific Employers
4/1/1998	4/1/1999	HDO G19657322	McDermott International, Inc - See attachment 265	GL	Pacific Employers
4/1/1998	4/1/1999	HDO G219657292	Babcock & Wilcox Company - See attachment 60	GL	Pacific Employers
4/1/1998	4/1/1999	ISA H07323360	The Babcock & Wilcox Company - See attachment 57	Auto	Pacific Employers
4/1/1998	4/1/1999	ISA H07323372	McDermott International, Inc - See attachment 268	Auto	Pacific Employers
4/1/1998	4/1/1999	PLI G19657346	McDermott International, Inc. - See attachment 59	GL	INA
4/1/1998	4/1/1999	PWC C42460187	Babcock & Wilcox Company - See attachment 163	WC	Pacific Employers
4/1/1998	4/1/1999	WLR C42460151	Babcock & Wilcox Company - See attachment 130	WC	Pacific Employers
4/1/1998	4/1/1999	WLR C42460163	Babcock & Wilcox Company - See attachment 177	WC	Pacific Employers
4/1/1998	4/1/1999	WLR C42460175	Babcock & Wilcox Company - See attachment 175	WC	Cigna - TX
4/1/1998	4/1/1999	WLR C42460199	McDermott International, Inc. - See attachment 139	WC	INA
4/1/1998	4/1/1999	WLR C42460205	Hudson Companies	WC	Cigna - TX

Exhibit 1 - Policies and Named Insured’s

4/1/1998	4/1/1999	XSL G19657279	The Babcock & Wilcox Company - See attachment 62	XGL	Pacific Employers
4/1/1998	4/1/1999	XSL G19657309	Hudson Companies - See attachment 47	XGL	Pacific Employers
4/1/1998	4/1/1999	XSL G19657309	Hudson Companies - See attachment 58	XGL	Pacific Employers
4/1/1998	4/1/1999	XSL G19657310	McDermott International, Inc - See attachment 264	XGL	Pacific Employers
4/1/1998	4/1/1999	XWC 011786	McDermott International, Inc - See attachment 266	XWC	Cigna
8/24/1998	8/24/1999	CAL H07406794	Deep Oil Technology, Inc.	Auto	Cigna
8/24/1998	8/24/1999	OGL G19657905	Deep Oil Technology, Inc.	GL	Cigna
10/1/1998	10/1/2001	XOO G19658193	State Line Energy, LLC	XGL	Cigna
12/18/1998	12/18/1999	CAL H07407385	National Ecology Company - See attachment 161	Auto	Cigna
12/18/1998	12/18/1999	OGL G19327024	National Ecology Company, Power Systems Operations, Inc. and The Babcock & Wilcox Company and Monmouth County Materials Processing and Recovery Facility	GL	Cigna
4/1/1999	1/1/2000	HDC G19657280	Babcock & Wilcox Company - See attachment 61	GL	Pacific Employers
4/1/1999	1/1/2000	HDO G219657292	Babcock & Wilcox Company - See attachment 60	GL	Pacific Employers
4/1/1999	1/1/2000	PLI G19657346	McDermott International, Inc. - See attachment 59	GL	INA
4/1/1999	4/1/2000	PWC C42643890	Babcock & Wilcox Company – See attachment 2	WC	Pacific Employers
4/1/1999	4/1/2000	PWC C42643890	Babcock & Wilcox Company - See attachment 25	WC	Pacific Employers

Exhibit 1 - Policies and Named Insured’s

4/1/1999	4/1/2000	WLR C42643877	McDermott International, Inc - See attachment 263	WC	Pacific Employers
4/1/1999	4/1/2000	WLR C42643889	Hudson Companies - See attachment 262	WC	Pacific Employers
4/1/1999	4/1/2000	WLR C42643907	Babcock & Wilcox Company - See attachment 1	WC	Pacific Employers
4/1/1999	1/1/2000	XSL G19657279	The Babcock & Wilcox Company - See attachment 62	XGL	Pacific Employers
4/1/1999	1/1/2000	XSL G19657309	Hudson Companies - See attachment 58	XGL	Pacific Employers
8/24/1999	8/24/2000	CAL H0767823A	Deep Oil Technology, Inc.	Auto	Cigna
8/24/1999	8/24/2000	NWC C42645254	Deep Oil Technology, Inc.	WC	Cigna
8/24/1999	8/24/2000	OGL G1989521A	Deep Oil Technology, Inc.	GL	Cigna
12/18/1999	12/18/2000	CAL H07678903	National Ecology Company - See attachment 272	AL	Pacific Employers
12/18/1999	12/18/2000	CUA-104533-0	National Ecology Company - See attachment 271	Umb	Westchester Fire Ins Co
12/18/1999	12/18/2000	OGL G19895993	National Ecology Company - See attachment 270	GL	Pacific Employers
1/1/2000	1/1/2001	HDC G19657280	Babcock & Wilcox Company - See attachment 61	GL	Pacific Employers
1/1/2000	1/1/2001	HDO G219657292	Babcock & Wilcox Company - See attachment 60	GL	Pacific Employers
1/1/2000	1/1/2001	PLI G19657346	McDermott International, Inc. - See attachment 59	GL	INA
1/1/2000	1/1/2001	PWC C42645618	Babcock & Wilcox Company - See attachment 13	WC	Pacific Employers
1/1/2000	1/1/2001	WLR C4264562A	McDermott International, Inc. - See attachment 69	WC	Pacific Employers
1/1/2000	1/1/2001	WLR C42645631	Hudson Companies	WC	Pacific Employers

Exhibit 1 - Policies and Named Insured’s

1/1/2000	1/1/2001	WLR C42645643	Babcock & Wilcox Company - See attachment 12	WC	Pacific Employers
1/1/2000	1/1/2001	XOO G20292817	Mid American Energy Company	XGL	Pacific Employers
1/1/2000	1/1/2001	XSL G19657279	The Babcock & Wilcox Company - See attachment 62	XGL	Pacific Employers
1/1/2000	1/1/2001	XSL G19657309	Hudson Companies - See attachment 58	XGL	Pacific Employers
12/11/2000	6/1/2001	XLG G20295624	NRG El Segundo Operations Inc.	XGL	AAI
12/18/2000	12/18/2001	HDO G20295715	National Ecology Company - See attachment 269	GL	Pacific Employers
12/18/2000	12/18/2001	ISA H07668016	National Ecology Company - See attachment 210	Auto	Pacific Employers
12/18/2000	7/31/2001	XLG G20295661	NRG Cabrillo Power I	XGL	AAI
1/1/2001	1/1/2002	HDC G19657280	Babcock & Wilcox Company - See attachment 61	GL	Pacific Employers
1/1/2001	1/1/2002	HDO G219657292	Babcock & Wilcox Company - See attachment 60	GL	Pacific Employers
1/1/2001	1/1/2002	PLI G19657346	McDermott International, Inc. - See attachment 59	GL	INA
1/1/2001	1/1/2002	SCF C43139988	Babcock & Wilcox Company - See attachment 11	WC	Pacific Employers
1/1/2001	1/1/2002	WLR C43139940	Babcock & Wilcox Company - See attachment 10	WC	Pacific Employers
1/1/2001	1/1/2002	WLR C43140024	McDermott International, Inc. - See attachment 277	WC	Pacific Employers
1/1/2001	1/1/2002	WLR C43140061	Hudson Companies	WC	Pacific Employers
1/1/2001	1/1/2002	XOO G20292817	Mid American Energy Company	XGL	Pacific Employers
1/1/2001	1/1/2002	XSL G19657279	The Babcock & Wilcox Company - See attachment 62	XGL	Pacific Employers
1/1/2001	1/1/2002	XSL G19657309	Hudson Companies - See attachment 58	XGL	Pacific Employers

Exhibit 1 - Policies and Named Insured’s

7/2/2001	12/31/2001	XLG G20298017	Mirant Delta LLC	XGL	AAI
7/31/2001	3/31/2002	XLG G20295661	NRG Cabrillo Power I	XGL	AAI
12/18/2001	12/18/2002	HDO G20298431	National Ecology Company - See attachment 276	GL	Pacific Employers
12/18/2001	12/18/2002	ISA H0766946A	National Ecology Company - See attachment 275	AL	Pacific Employers
1/1/2002	1/1/2003	HDC G19657280	Babcock & Wilcox Company - See attachment 61	GL	Pacific Employers
1/1/2002	1/1/2003	HDO G219657292	Babcock & Wilcox Company - See attachment 60	GL	Pacific Employers
1/1/2002	1/1/2003	PLI G19657346	McDermott International, Inc. - See attachment 59	GL	INA
1/1/2002	1/1/2003	SCF C43100075	Babcock & Wilcox Company - See attachment 27	WC	Pacific Employers
1/1/2002	1/1/2003	WLR C43099991	McDermott International, Inc. - See attachment 16	WC	Pacific Employers
1/1/2002	1/1/2003	XSL G19657279	The Babcock & Wilcox Company - See attachment 62	XGL	Pacific Employers
1/1/2002	1/1/2003	XSL G19657309	Hudson Companies - See attachment 58	XGL	Pacific Employers
1/1/2002	1/1/2003	XWC 014129	McDermott International, Inc. - See attachment 56	XWC	AAI
3/31/2002	4/30/2002	XLG G20295661	NRG Cabrillo Power I	XGL	AAI
10/1/2002	1/1/2003	XLG G20580161	Mid American Energy Company	XGL	AAI
12/18/2002	12/18/2003	HDO G2030442A	National Ecology Company - See attachment 273	GL	AAI
12/18/2002	12/18/2003	ISA H07669884	National Ecology Company - See attachment 268	AL	AAI
1/1/2003	1/1/2004	HDC G20580033	McDermott International, Inc.	GL	AAI
1/1/2003	1/1/2004	HDC G20580124	Babcock & Wilocx Company - See attachment 31	GL	AAI

Exhibit 1 - Policies and Named Insured’s

1/1/2003	1/1/2004	HDO G20579997	Babcock & Wilcox Company - See attachment 42	GL	AAI
1/1/2003	1/1/2004	HDO G20580070	McDermott International, Inc.	GL	AAI
1/1/2003	1/1/2004	ISA H07670023	McDermott International, Inc. - See attachment 34	Auto	AAI
1/1/2003	1/1/2004	ISA H07670060	The Babcock & Wilcox Company - See attachment 30	Auto	AAI
1/1/2003	1/1/2004	PLI G20580112	McDermott International, Inc. - See attachment 33	GL	AAI
1/1/2003	1/1/2004	SCF C43497194	Babcock & Wilcox Company - See attachment 24	WC	AAI
1/1/2003	1/1/2004	WLR C43497157	Babcock & Wilcox Company - See attachment 23	WC	AAI
1/1/2003	1/1/2004	WLR C43497169	McDermott International, Inc. - See attachment 70	WC	AAI
1/1/2003	1/1/2004	XSL G20579559	McDermott International, Inc. - See attachment 32	XGL	AAI
1/1/2003	1/1/2004	XSL G20580045	The Babcock & Wilcox Company - See attachment 29	XGL	AAI
2/1/2003	12/17/2003	OCP G20304479	Pasadena ISD	GL	AAI
3/1/2003	3/1/2004	XLG G20579511	Reliant Energy	XGL	AAI
12/17/2003	12/17/2004	OCP G20304479	Pasadena ISD	GL	AAI
12/18/2003	12/18/2004	HDO G2030442A	National Ecology Company - See attachment 273	GL	AAI
12/18/2003	12/18/2004	ISA H07669884	National Ecology Company - See attachment 268	AL	AAI
1/1/2004	1/1/2005	HDC G20300140	Babcock & Wilcox Company - See attachment 66	GL	AAI
1/1/2004	1/1/2005	HDO G20300103	Babcock & Wilcox Company - See attachment 64	GL	AAI

Exhibit 1 - Policies and Named Insured’s

1/1/2004	1/1/2005	ISA H07670485	The Babcock & Wilcox Company - See acchment 63	Auto	AAI
1/1/2004	1/1/2005	SCF C43966169	Babcock & Wilcox Company - See attachment 14	WC	AAI
1/1/2004	1/1/2005	WLR C43966157	Babcock & Wilcox Company - See attachment 15	WC	AAI
1/1/2004	1/1/2005	WLR C43966303	McDermott International, Inc. - See attachment 211	WC	AAI
1/1/2004	1/1/2005	XSL G20300061	The Babcock & Wilcox Company - See attachment 65	XGL	AAI
2/1/2004	2/1/2005	WCU 014570	Babcock and Wilcox Investment Company	XWC	AAI
12/17/2004	12/17/2005	OCP G20304479	Pasadena ISD	GL	AAI
12/18/2004	12/18/2005	HDO G2030442A	National Ecology Company - See attachment 273	GL	AAI
12/18/2004	12/18/2005	ISA H07669884	National Ecology Company - See attachment 268	AL	AAI
1/1/2005	1/1/2006	SCF C4396494A	Babcock & Wilcox Company - See attachment 67	WC	AAI
1/1/2005	1/1/2006	WLR C43988761	Babcock & Wilcox Company - See attachment 68	WC	AAI
1/1/2005	1/1/2006	WLR C43988840	McDermott International, Inc	WC	AAI
9/19/2005	12/18/2005	XSL G20299721	American Electric Power Service Corp	XGL	AAI
9/19/2005	12/18/2005	XSL G20299769	American Electric Power Service Corp	XGL	AAI
12/17/2005	12/17/2006	OCP G20304479	Pasadena ISD	GL	AAI
12/18/2005	12/18/2009	HDO G21703618R	National Ecology Company	GL	AAI
1/1/2006	1/1/2007	HDC G21728007	Babcock & Wilcox Company - See attachment 217	GL	AAI

Exhibit 1 - Policies and Named Insured’s

1/1/2006	1/1/2007	HDC G21728032	McDermott International, Inc.- See attachment 238	GL	AAI
1/1/2006	1/1/2007	HDO G21727994	Babcock & Wilcox Company - See attachment 215	GL	AAI
1/1/2006	1/1/2007	HDO G21728020	McDermott International, Inc.	GL	AAI
1/1/2006	1/1/2007	ISA H07670965	McDermott International, Inc - See attachment 240	Auto	AAI
1/1/2006	1/1/2007	ISA H07670977	Babcock & Wilcox Company - See attachment 214	Auto	AAI
1/1/2006	1/1/2007	PLI G21728044	McDermott International, Inc. See attachment 239	GL	Illinois Union Insurance Company
1/1/2006	1/1/2007	SCF C44185520	Babcock & Wilcox Company - See attachment 5	WC	AAI
1/1/2006	1/1/2007	WCU C44185544	McDermott International, Inc. - See attachment 212	XWC	AAI
1/1/2006	1/1/2007	WLR C44185532	Babcock & Wilcox Company - See attachment 3	WC	AAI
1/1/2006	1/1/2007	WLR C44185556	McDermott International, Inc.	WC	AAI
1/1/2006	1/1/2007	XSL G21728056	McDermott International, Inc.- See attachment 237	GL	AAI
1/1/2006	1/1/2007	XSL G21728068	Babcock & Wilcox Company - See attachment 216	GL	AAI
12/18/2006	12/18/2007	CAL H07670928	National Ecology Company - See attachment 267	AL	AAI
1/1/2007	1/1/2008	HDC G21736727	McDermott International, Inc - See attachment 242	GL	AAI
1/1/2007	1/1/2008	HDC G21736764	Babcock & Wilcox Company - See attachment 229	GL	AAI
1/1/2007	1/1/2008	HDC G2372358A	BWXT Services, Inc. - See attachment 246	GL	AAI

Exhibit 1 - Policies and Named Insured’s

1/1/2007	1/1/2008	HDO G21736739	McDermott International, Inc. - See attachment 243	GL	AAI
1/1/2007	1/1/2008	HDO G21736752	Babcock & Wilcox Company - See attachment 228	GL	AAI
1/1/2007	1/1/2008	ISA H07673206	McDermott International, Inc - See attachment 241	Auto	AAI
1/1/2007	1/1/2008	ISA H07673218	Babcock & Wilcox Company - See attachment 227	Auto	AAI
1/1/2007	1/1/2008	ISA H07834597	BWXT Services, Inc. - See attachment 245	Auto	AAI
1/1/2007	1/1/2008	SCF C44450653	Babcock & Wilcox Company - See attachment 9	WC	AAI
1/1/2007	1/1/2008	WCU C44450550	Babcock & Wilcox Investment Company	WC	AAI
1/1/2007	1/1/2008	WCU C44450604	McDermott International, Inc.	XWC	AAI
1/1/2007	1/1/2008	WLR C44450203	BWXT Services, Inc.	WC	AAI
1/1/2007	1/1/2008	WLR C44450616	Babcock & Wilcox Company - See attachment 4	WC	AAI
1/1/2007	1/1/2008	WLR C44450665	McDermott International, Inc.	WC	AAI
1/1/2007	1/1/2008	XSL G21736235	BWTX Services, Inc. - See attachment 247	GL	AAI
1/1/2007	1/1/2008	XSL G21736740	Babcock & Wilcox Company - See attachment 230	GL	AAI
1/1/2007	1/1/2008	XSL G21736776	McDermott International, Inc. - See attachment 244	GL	AAI
1/1/2008	1/1/2009	HDC G23734758	Babcock & Wilcox Company - See attachement 220	GL	AAI
1/1/2008	1/1/2009	HDC G23734783	McDermott International, Inc. - See attachment 249	GL	AAI
1/1/2008	1/1/2009	HDO G23734746	Babcock & Wilcox Company - See attachment 219	GL	AAI

Exhibit 1 - Policies and Named Insured’s

1/1/2008	1/1/2009	HDO G23734795	McDermott International, Inc. - See attachment 250	Gl	AAI
1/1/2008	1/1/2009	ISA H0823839A	The Babcock &Wilcox Company - See attachment 221	Auto	AAI
1/1/2008	1/1/2009	ISA H08238418	McDermott International, Inc. - See attachment 251	Auto	AAI
1/1/2008	1/1/2009	PLI G2373476A	McDermott International, Inc. - See attachment 248	GL	AAI
1/1/2008	1/1/2009	SCF C44479825	The Babcock & Wilcox Company - See attachment 7	WC	AAI
1/1/2008	1/1/2009	WCU C44479850	McDermott International, Inc.	XWC	AAI
1/1/2008	1/1/2009	WLR C44478596	The Babcock & Wilcox Company	WC	AAI
1/1/2008	1/1/2009	WLR C44479813	The Babcock & Wilcox Company - See attachment 213	WC	IND
1/1/2008	1/1/2009	WLR C44479862	McDermott International, Inc.	WC	IND
1/1/2008	1/1/2009	XSL G23733766	The Babcock & Wilcox Company - See attachment 218	GL	AAI
1/1/2009	1/1/2010	HDC G23749154	McDermott International, Inc. - See attachment 254	GL	AAI
1/1/2009	1/1/2010	HDC G23749270	The Babcock & Wilcox Company - See attachment 223	GL	AAI
1/1/2009	1/1/2010	HDO G23749117	McDermott International, Inc - See attachment 252	GL	AAI
1/1/2009	1/1/2010	HDO G23749233	The Babcock & Wilcox Company - See attachment 225	GL	AAI
1/1/2009	1/1/2010	ISA H08252464	McDermott International, Inc - See attachment 256	Auto	AAI
1/1/2009	1/1/2010	ISA H08252506	The Babcock & Wilcox Company - See attachment 224	Auto	AAI
1/1/2009	1/1/2010	PLI G23749075	McDermott International, Inc. - See attachment 253	GL	AAI

Exhibit 1 - Policies and Named Insured’s

1/1/2009	1/1/2010	SCF C44356909	Babcock & Wilcox Company - See attachment 6	WC	AAI
1/1/2009	1/1/2010	WCU C4435682A	McDermott International, Inc.	XWC	AAI
1/1/2009	1/1/2010	WCU C44356867	Babcock & Wilcox Investment Company	WC	AAI
1/1/2009	1/1/2010	WLR C44356788	McDermott International, Inc.	WC	IND
1/1/2009	1/1/2010	WLR C44356946	The Babcock & Wilcox Company - See attachment 226	WC	IND
1/1/2009	1/1/2010	WLR C44356983	The Babcock & Wilcox Company - See attachment 8	WC	AAI
1/1/2009	1/1/2010	XSL G23749191	McDermott International, Inc. - See attachment 255	GL	AAI
1/1/2009	1/1/2010	XSL G23749312	The Babcock & Wilcox Company - See attachment 222	GL	AAI
1/1/2010	1/1/2011	HDC G24938463	The Babcock & Wilcox Company - See attachment 234	GL	AAI
1/1/2010	1/1/2011	HDC G24938499	McDermott International, Inc. - See attachment 258	GL	AAI
1/1/2010	1/1/2011	HDO G24938475	The Babcock & Wilcox Company - See attachment 233	GL	AAI
1/1/2010	1/1/2011	ISA H0858381A	McDermott International, Inc. - See attachmetn 259	Auto	AAI
1/1/2010	1/1/2011	PLI G24938505	McDermott International, Inc. - See attachment 257	GL	AAI
1/1/2010	1/1/2011	SCF C45709516	The Babcock & Wilcox Company - See attachment 236	WC	AAI
1/1/2010	1/1/2011	WCU C45709541	McDermott International, Inc	WC	AAI
1/1/2010	1/1/2011	WLR C45709498	The Babcock & Wilcox Company - See attachment 231	WC	AAI
1/1/2010	1/1/2011	WLR C45709504	The Babcock & Wilcox Company - See attachment 232	WC	IND

Exhibit 1 - Policies and Named Insured’s

1/1/2010	1/1/2011	WLR C4570953A	McDermott International, Inc. - See attachment 261	WC	IND
1/1/2010	1/1/2011	XSL G24938451	The Babcock & Wilcox Company - See attachment 235	GL	AAI
1/1/2010	1/1/2011	XSL G24938487	McDermott International, Inc. - See attachment 260	GL	AAI

EXHIBIT IV – MII ENTITIES

See Schedule 1.1(b) and Schedule 1.1(j) attached hereto. No MII Entity listed on Schedule 1.1(b) shall be deemed to be an “Insured”, a “Named Insured” or otherwise be deemed to be insured under any Existing Policy or Existing Insurance Agreement solely by virtue of being listed on such Schedule 1.1(b).

6/2/2010

Schedule 1.1(b)

MII FORMER

Reference ID
947	Arabian General Contracting Company
911	Arabian Petroleum Marine Construction Company
8000	Associated Pipe Line Contractors, Inc.
117	Badya Builders, Inc.
242	Beheer-en Beleggingsmaatschappij Belesa B.V.
9996	BJA-Mentor Production Systems Limited
164	Brown & Root McDermott Fabricators Limited
277	Cayenne Insurance Company, Ltd.
629	CCC Fabricaciones y Construcciones S.A. de C.V.
940	Construcciones Maritimas Mexicanas, S.A. de C.V.
952	Davy McDermott Limited
921	DB/McDermott Company
1952	Deep Gulf Contractors LLC
171	Deep Sea Divers Australia Pty. Limited
Dick Evans, Inc.
997	ETPM International (UK) Limited
955	ETPM International S.A.S.
999	Far East Vessels, Inc.
108	First Emirates Trading Corporation
Harvey Lumber & Supply Company
174	Heavy Lift Chartering, Inc.
935	HeereMac v.o.f.
956	Heerema-McDermott (Aust.) Pty. Ltd.
190	Honore Insurance Company, Ltd.
917	Initec, Astano y McDermott International Inc., S.A.
Ingenieria Petrolera Maritima, S.A. de C.V.
Iranian Marine Contractors, Inc.
102	J. Ray McDermott & Co. (Nederland) B.V.
150	J. Ray McDermott (Aust.) Pty. Ltd.
151	J. Ray McDermott (U.K.) Inc.
350	J. Ray McDermott (Venezuela) C.A.
325	J. Ray McDermott Arctic Ltd.

1

6/2/2010

307	J. Ray McDermott Gulf Contractors, Inc.	(formerly the Early Company)
394	J. Ray McDermott International Services (No. 1) Limited
101	J. Ray McDermott International Services Limited
152	J. Ray McDermott London, Ltd.
641	J. Ray McDermott Marine Construction AS
1125	J. Ray McDermott Newfoundland, Ltd.
871	J. Ray McDermott Offshore Chartering (U.S.), Inc.
372	J. Ray McDermott Properties, Inc.
238	J. Ray McDermott Underwater Services, Inc.
603	J. Ray McDermott Venture Holdings (U.S.), Inc.
153	Jaramac Associated Services, Ltd.
Jaramac Petroleum (U.K.) Limited
Khafji Contractors, Inc.
166	Khor Contractors, Inc.
903	KME a.s.
324	Lan-Dermott, S.A. de C.V.
202	Madock Shipyard Company, Ltd.
203	Macshelf Marine Construction Company, Ltd.
106	Mandato Pty. Limited
360	Marine Contractors, Inc.
146	McAntille, N.V.
168	McDermott - ETPM V.O.F.
158	McDermott (Holland) B.V.
304	McDermott (Nigeria) Limited
245	McDermott Acquisition Company, Inc.
972	McDermott APG Services Limited
352	McDermott Azerbaijan Pipelines, Inc.
156	McDermott Azerbaijan, Inc.
351	McDermott Central & Eastern Europe, Inc.
McDermott de Mexico, S.A. de C.V.
118	McDermott Denmark ApS
464	McDermott Energy Services, Inc.
178	McDermott Engineering (Europe) Limited
McDermott Enterprises France, S.A.
128	McDermott Europe Marine Services, Ltd.
313	McDermott Industries, Inc.
354	McDermott Inland Services, Inc.

2

6/2/2010

201	McDermott International Asset Management, Ltd.
343	McDermott International Aviation, Inc.
346	McDermott International Aviation, Inc.	(formerly McDermott International Aviation Co., Inc.)
McDermott International (Deutschland) GmbH
237	McDermott International Engineering & Construction Co., Ltd.
139	McDermott International Engineering Investments N.V.
121	McDermott International General Services, Inc.
123	McDermott International Marine Services, Inc.
236	McDermott International Marketing, Inc.
143	McDermott Marine UK Limited
462	McDermott Marketing Services, Inc.
103	McDermott Middle East Trading, Ltd.
172	McDermott Neutral Zone, Inc.
McDermott Norway, Inc.
McDermott Petroleum (Iran), Inc.
105	McDermott Sakhalin, Inc.
347	McDermott Shipbuilding, Inc.
111	McDermott Singapore Pte. Ltd.
221	McDermott Submarine Cable Ltd.
1951	McDermott Submarine Cable Systems Limited
205	McDermott Subsea Constructors Limited
110	McDermott Transition Co., Inc.
McDermott UAR, Inc.
184	McDermott West Indies Company
187	McDermott-ETPM (Norway), Inc.
998	McDermott-ETPM (UK) Limited
963	McDermott-ETPM B.V.
161	McDermott-ETPM East B.V.
167	McDermott-ETPM East N.V.
964	McDermott-ETPM N.V.
965	McDermott-ETPM S.A.
962	McDermott-ETPM West, Inc.
104	Menck GmbH
463	Mentor Engineering Consultants Limited
131	MIMCO, Inc.
908	MMC-McDermott Engineering Sdn. Berhad
317	Mofco N.V.

3

6/2/2010

129	NOLA, Servicos E Participacoes Ltda.
141	Northern Marine Services, Inc.
107	Oceanic Red Sea Company
620	Offshore Angola, Ltd.
632	Offshore Energy Capital Corporation
622	Offshore Hyundai International Limited
630	Offshore Hyundai International, Ltd.
210	Offshore Marine Chartering N.V.
610	Offshore Petroleum Divers, Inc.
614	Offshore Pipelines (Mauritius) Ltd.
616	Offshore Pipelines Far East Limited
617	Offshore Pipelines International Gulf E.C.
633	Offshore Power Generation Ltd.
635	Offshore Production Vessels, Ltd.
615	OPI Offshore Netherlands Holding B.V.
611	OPI Sales & Service Corporation
628	OPI Towing & Supply, L.L.C.
624	OPMI, E.C.
613	P. T. Armandi Pranaupaya
850	Panama Offshore Chartering Company 1, Inc.
859	Panama Offshore Chartering Company 10, Inc.
860	Panama Offshore Chartering Company 11, Inc.
861	Panama Offshore Chartering Company 12, Inc.
862	Panama Offshore Chartering Company 13, Inc.
863	Panama Offshore Chartering Company 14, Inc.
864	Panama Offshore Chartering Company 15, Inc.
865	Panama Offshore Chartering Company 16, Inc.
866	Panama Offshore Chartering Company 17, Inc.
867	Panama Offshore Chartering Company 18, Inc.
868	Panama Offshore Chartering Company 19, Inc.
851	Panama Offshore Chartering Company 2, Inc.
869	Panama Offshore Chartering Company 20, Inc.
870	Panama Offshore Chartering Company 21, Inc.
852	Panama Offshore Chartering Company 3, Inc.
853	Panama Offshore Chartering Company 4, Inc.
854	Panama Offshore Chartering Company 5, Inc.
855	Panama Offshore Chartering Company 6, Inc.

4

6/2/2010

856	Panama Offshore Chartering Company 7, Inc.
857	Panama Offshore Chartering Company 8, Inc.
858	Panama Offshore Chartering Company 9, Inc.
154	Panama Offshore Chartering Company, Inc.
990	Personal Administrativo de Vera Cruz, S.A. de C.V.
991	Personal Ejecutivo de Veracruz, S.A. de C.V.
645	Pirogue Insurance Company, Ltd.
981	Sakhalin Energy Investment Company, Ltd.
384	Samburg Holdings, Inc.
109	Sharman, Allen, Gay & Taylor, S.A.
989	Tallares Navales del Golfo, S.A. de C.V.
The Evelyn Kay Company
The Roger Thomas Company
The Rosalie E. Company
The Walter E. Company
634	TL Marine Sdn. Bhd.
621	TL Offshore Sdn. Bhd.
926	Topside Contractors of Newfoundland
925	Topside Contractors of Newfoundland, Ltd.
642	U.S. Offshore Chartering
918	Universal Fabricators Incorporated
980	US Shipbuilding Corporation, Inc.
318	Wagley, Inc.

5

6/2/2010

Schedule 1.1(j)

MII - CURRENT

CURRENT Reference ID	Name
873	Barmada McDermott (L) Limited
1953	Barmada McDermott Sdn. Bhd.
276	Boudin Insurance Company, Ltd.
939	Caspian Offshore Fabricators LLC
116	Chartering Company (Singapore) Pte. Ltd.
142	Eastern Marine Services, Inc.
249	Global Energy - McDermott Limited
140	Hydro Marine Services, Inc.
649	International Vessels Ltd.
148	J. Ray McDermott (Aust.) Holding Pty. Limited
1982	J. Ray McDermott (Caspian), Inc.	(formerly J. Ray McDermott Diving International, Inc.)
243	J. Ray McDermott (Nigeria) Ltd.
2025	J. Ray McDermott (Norway), AS
1237	J. Ray McDermott (Qingdao) Pte. Ltd.
194	J. Ray McDermott Asia Pacific Pte. Ltd.	(formerly McDermott South East Asia Pte. Ltd.)
1972	J. Ray McDermott Canada Holding, Ltd.
1969	J. Ray McDermott Canada, Ltd.
204	J. Ray McDermott Contractors, Inc.
246	J. Ray McDermott de Mexico, S.A. de C.V.
208	J. Ray McDermott Eastern Hemisphere Limited	(formerly J. Ray Middle East (Indian Ocean) Ltd.)
1956	J. Ray McDermott Engineering Services Private Limited
1950	J. Ray McDermott Engineering, LLC
220	J. Ray McDermott Far East, Inc.
211	J. Ray McDermott Holdings, LLC	(formerly J. Ray McDermott Holdings, Inc.)
627	J. Ray McDermott International Vessels, Ltd.	(formerly OPI International, Ltd.)
602	J. Ray McDermott International, Inc.
160	J. Ray McDermott Investments B.V.	(formerly Menck B.V.)
1958	J. Ray McDermott Kazakhstan Limited Liability Partnership
1975	J. Ray McDermott Logistic Services Pvt. Limited
136	J. Ray McDermott Middle East, Inc.
239	J. Ray McDermott Solutions, Inc.	(formerly J. Ray McDermott Engineering Holdings, Inc.)
625	J. Ray McDermott Technology, Inc.
1957	J. Ray McDermott UK Ltd.

1

6/2/2010

1960	J. Ray McDermott Underwater Services, Inc.
248	J. Ray McDermott West Africa Holdings, Inc.
244	J. Ray McDermott West Africa, Inc.
601	J. Ray McDermott, Inc.
207	J. Ray McDermott, S.A.
644	Lagniappe Insurance Company, Ltd.
193	Malmac Sdn. Bhd.
132	McDermott (Malaysia) Sendirian Berhad
904	McDermott Abu Dhabi Offshore Construction Company
915	McDermott Arabia Company Limited
149	McDermott Australia Pty. Ltd.	(formerly McDermott Industries (Aust.) Pty. Limited)
183	McDermott Azerbaijan Marine Construction, Inc.
241	McDermott Caspian Contractors, Inc.
275	McDermott Cayman Ltd.
181	McDermott Far East, Inc.
133	McDermott Gulf Operating Company, Inc.
177	McDermott Holdings (U.K.) Limited
300	McDermott Incorporated
147	McDermott International B.V.
120	McDermott International Investments Co., Inc.
119	McDermott International Marine Investments N.V.
213	McDermott International Marketing, Inc.	(formerly McDermott International Beijing, Inc.)
130	McDermott International Trading Co., Inc.
1971	McDermott International Vessels, Inc.
100	McDermott International, Inc.
1962	McDermott Kft.
349	McDermott Marine Construction Limited
1986	McDermott Marine Mexico, S.A. de C.V.
135	McDermott Offshore Services Company, Inc.
176	McDermott Old JV Office, Inc.
162	McDermott Overseas Investment Co. N.V.
390	McDermott Overseas, Inc.
1966	McDermott Panama Holdings, S.A.
170	McDermott Servicos de Construcao, Ltda.
320	McDermott Trade Corporation
306	Mentor Subsea Technology Services, Inc.
138	North Atlantic Vessel, Inc.

2

6/2/2010

2021	North Ocean II AS
2023	North Ocean II KS
2022	North Ocean V AS
612	Offshore Pipelines International, Ltd.
618	Offshore Pipelines Nigeria Limited
619	Offshore Pipelines Sdn. Bhd.
626	OPI Vessels, Inc.
623	OPMI, Ltd.
185	P. T. Bataves Fabricators
180	P. T. McDermott Indonesia
901	PT. Baja Wahana Indonesia	(formerly P.T. Babcock & Wilcox Indonesia)
643	PT. J. Ray McDermott Indonesia	(formerly PT. Jay Ray)
636	Sabine River Realty, Inc.
1977	Servicios de Fabricacion de Altamira, S.A. de C.V.
1976	Servicos Profesionales de Altamira, S.A. de C.V.
2019	Singapore Huangdao Pte. Ltd.
640	SparTEC, Inc.	(formerly J. Ray McDermott Spars, Inc.)
145	Varsy International N.V.

3

EXHIBIT V

ACE AFFILIATES

ACE American Insurance Company

ACE Fire Underwriters Insurance Company

ACE Indemnity Insurance Company

ACE Insurance Company of the Midwest

ACE Property and Casualty Insurance Company

Illinois Union Insurance Company

Indemnity Insurance Company of North America

Insurance Company of North America

Pacific Employers Insurance Company

Bankers Standard Insurance Company

Atlantic Employers Insurance Company

EXHIBIT VI –FOREIGN INSURANCE AGREEMENTS

EFFECTIVE DATE/ YEAR	PARTIES	TYPE	PROGRAMS COVERED	POLICIES COVERED
1985	Mcdermott Int., Inc. and Insurance Co. of N.A.	High Deductible Agreement	General Liability Auto Liability	XWC11051 ISGG05111444 92HF60007 92HF60006
1986	Mcdermott Int., Inc. and Insurance Co. of N.A.	High Deductible Agreement	General Liability Auto Liability	XWC11075 ISA480419 OGLGO511414-7 HDCGO511431-7

EXHIBIT VI (Continued)

Name Of Agreement	Party To Agreement	Effective Date of Agreement
Security Agreement	McDermott International, Inc and CIGNA Property and Casualty Insurance Company	April 1, 1992

Security Agreement	McDermott International, Inc and CIGNA Property and Casualty Insurance Company	April 1, 1993

Indemnity and Security Agreement	McDermott International, Inc. and CIGNA Insurance Company and Seguros CIGNA, S.A.	December 19, 1995

Security Agreement	McDermott International, Inc. and CIGNA Insurance Company	April 1, 1996

Pledge and Security Agreement	Pledgor: McDermott International, Inc. Pledgees:CIGNA Property and Casualty CIGNA Insurance Company	September 15, 1997

Security Agreement	McDermott International, Inc. and ACE American Insurance Company	January 1, 2004

INAMAR Claims Service Agreement	McDermott International, Inc. and INAMAR	Annual agreements incepting January 1, 2001 – December 31, 2005

INAMAR Claims Service Agreement	McDermott International LLC, and Babcock and Wilcox and INAMAR	Effective with respect to Claims resulting from occurrences during the period beginning 12:00am January 1, 2006

Security Agreement	McDermott International, Inc. and ACE American Insurance Company	January 1, 2006

EXHIBIT VII –FOREIGN POLICIES

Effective Date	Policy Number	Named Insured	Type of Policy	Issuing Company	Relating ACE Policy or Policies
1 Jan 2007 - 31 December 2007	B1003	J. Ray McDermott Inc. and related subsidiary and affiliated companies.	General	ACE American Ins. Co.	CMX043526
			Automobile	ACE American Ins. Co.	CMX043527
			Workers Comp.	ACE American Ins. Co.	CMX043525

1 Jan 2007 - 31 December 2007	B1004	J. Ray McDermott Inc. and related subsidiary and affiliated companies.	General	ACE American Ins. Co.	CMX043526
			Workers Comp.	ACE American Ins. Co.	CMX043525

1 Jan 2005 - 31 December 2005	C1001	J. Ray McDermott Inc. and related subsidiary and affiliated companies.	General	ACE American Ins. Co.	CMX043411
			Automobile	ACE American Ins. Co.	CMX043412
			Workers Comp.	ACE American Ins. Co.	CMX043410

1 Jan 2006 - 31 December 2006	C1001	J. Ray McDermott Inc. and related subsidiary and affiliated companies.	General	ACE American Ins. Co.	CMX043526
			Automobile	ACE American Ins. Co.	CMX043527
			Workers Comp.	ACE American Ins. Co.	CMX043525

1 Jan 2005 - 31 December 2005	C1002	J. Ray McDermott Inc. and related subsidiary and affiliated companies.	General	ACE American Ins. Co.	CMX043411
			Workers Comp.	ACE American Ins. Co.	CMX043410

1 Jan 2006 - 31 December 2006	C1002	J. Ray McDermott Inc. and related subsidiary and affiliated companies.	General	ACE American Ins. Co.	CMX043411
			Workers Comp.	ACE American Ins. Co.	CMX043410

1 January 1974 - 31 December 1974	23002	Oceanic Contractors Inc. and any subsidiary, associated or affiliated companies as their interests may appear, as now or hereafter existing, acquired or constituted	Workers Comp.	CIGNA	50HF2295
			General & Auto	CIGNA	45HF3277

1 January 1975 - 31 December 1975	23002	Oceanic Contractors Inc. and any subsidiary, associated or affiliated companies as their interests may appear, as now or hereafter existing, acquired or constituted	Workers Comp.	CIGNA	50HF2296
			General & Auto	CIGNA	45HF3278

Effective Date	Policy Number	Named Insured	Type of Policy	Issuing Company	RelatingACE Policy or Policies

1 January 1976 - 31 December 1976	23002	Oceanic Contractors Inc. and any subsidiary, associated or affiliated companies as their interests may appear, as now or hereafter existing, acquired or constituted	Workers Comp.	CIGNA	50HF2296

			General & Auto	CIGNA	45HF3278

1 January 1977 - 31 December 1977	23002	Oceanic Contractors Inc. and any subsidiary, associated or affiliated companies as their interests may appear, as now or hereafter existing, acquired or constituted	Workers Comp.	CIGNA	50HF2296

			General & Auto	CIGNA	45HF3278

1 January 1978 - 31 December 1978	23002	Oceanic Contractors Inc. and any subsidiary, associated or affiliated companies as their interests may appear, as now or hereafter existing, acquired or constituted	Workers Comp.	CIGNA	50HF2296

			General & Auto	CIGNA	45HF3277

1 January 1979 - 31 December 1979	23002	Oceanic Contractors Inc. and any subsidiary, associated or affiliated companies as their interests may appear, as now or hereafter existing, acquired or constituted	Workers Comp.	CIGNA	50HF2295

			General & Auto	CIGNA	45HF3277

1 January 1980 - 1 April 1981	23002

Oceanic Contractors Inc. and any subsidiary, associated or affiliated companies as their interests may appear, as now or hereafter existing, acquired or constituted

McDermott International Inc effective March 14, 1980

			Workers Comp.	CIGNA	50HF2295

			General & Auto	CIGNA	45HF3277

1 April 1981 -	23002	McDermott International	Workers Comp.	CIGNA	50HF2295

Effective Date	Policy Number	Named Insured	Type of Policy	Issuing Company	Relating ACE Policy or Policies
1 April 1982		Incorporated	General & Auto	CIGNA	45HF3277

1 April 1982 - 1 April 1983	23002	McDermott International Incorporated et al	Worker’s Compensation / Employer’s Liability / Comprehensive General and Comprehensive Automobile Liability	CIGNA	92HF0001 & ISG1163

1 April 1983 - 1 April 1984	23002	McDermott International Incorporated et al	Worker’s Compensation / Employer’s Liability / Comprehensive General and Comprehensive Automobile Liability	CIGNA	92HF0001 & ISG351763

1 April 1984 - 1 April 1985	23002	McDermott International Incorporated et al	Worker’s Compensation / Employer’s Liability / Comprehensive General and Comprehensive Automobile Liability	CIGNA	92HF0001 & ISG351764

1 April 1985 - 1 April 1986	23002	McDermott International Incorporated et al	Worker’s Compensation / Employer’s Liability / Comprehensive General and Comprehensive Automobile Liability	CIGNA	92HF0001 & ISG351763

1 April 1986 - 1 April 1987	23002	McDermott International Incorporated et al	Worker’s Compensation / Employer’s Liability / Comprehensive General and Comprehensive Automobile Liability	Aetna Insurance Company	92AET-34599, 92AET-34598 & 28AET-41012 NO

1 April 1987 - 1 April 1988	23002	McDermott International Incorporated et al	Worker’s Compensation / Employer’s Liability / Comprehensive General and Comprehensive Automobile Liability	Aetna Insurance Company	92AET-34599, 92AET-34598 & 28AET-41012

1 April 1988 - 1 April 1989	23002	McDermott International Incorporated et al	Worker’s Compensation / Employer’s Liability / Comprehensive General and Comprehensive Automobile Liability	Aetna Insurance Company	92AET-34599, 92AET-34598 & 28AET-41012

1 April 1989 - 1 April 1990	23002	McDermott International Incorporated et al	Worker’s Compensation / Employer’s Liability / Comprehensive General and Comprehensive Automobile Liability	CIGNA Property and Casualty Insurance Company	CMX-12871, CMX-12870 & CMX-12871

Effective Date	Policy Number	Named Insured	Type of Policy	Issuing Company	Relating ACE Policy or Policies
1 April 1990 - 1 April 1991	23002	McDermott International Incorporated et al	Worker’s Compensation / Employer’s Liability / Comprehensive General and Comprehensive Automobile Liability	CIGNA Property and Casualty Insurance Company	CMX-12871, CMX-12870 & CMX-12871

1 April 1991 - 1 April 1992	23002	McDermott International Incorporated et al	Worker’s Compensation / Employer’s Liability / Comprehensive General and Comprehensive Automobile Liability	CIGNA Property and Casualty Insurance Company	CMX-12871, CMX-12870 & CMX-12871

1 April 1992 - 1 April 1993	23002	McDermott International Incorporated et al	Worker’s Compensation / Employer’s Liability / Comprehensive General and Comprehensive Automobile Liability	CIGNA Property and Casualty Insurance Company	CMX-12871, CMX-12870 & CMX-12871

1 April 1993 - 1 April 1994	23002	McDermott International Incorporated et al	Worker’s Compensation / Employer’s Liability / Comprehensive General and Comprehensive Automobile Liability	CIGNA Property and Casualty Insurance Company	CMX043410, CMX043411& CMX043412

1 April 1994 - 1 April 1995	23002	McDermott International Incorporated et al	Worker’s Compensation / Employer’s Liability / Comprehensive General and Comprehensive Automobile Liability	CIGNA Property and Casualty Insurance Company	CMX043410, CMX043411& CMX043412

1 April 1995 - 1 April 1996	23002	McDermott International Incorporated et al	Worker’s Compensation / Employer’s Liability / Comprehensive General and Comprehensive Automobile Liability	CIGNA Property and Casualty Insurance Company	CMX043410, CMX043411& CMX043412

1 April 1996 - 1 April 1997	23002	McDermott International Incorporated et al	Worker’s Compensation / Employer’s Liability / Comprehensive General and Comprehensive Automobile Liability	CIGNA Property and Casualty Insurance Company	CMX043410, CMX043411& CMX043412

1 April 1997 - 1 April 1998	23002	McDermott International Incorporated et al	Worker’s Compensation / Employer’s Liability / Comprehensive General and Comprehensive Automobile Liability	CIGNA Property and Casualty Insurance Company	CMX043410, CMX043411& CMX043412

Effective Date	Policy Number	Named Insured	Type of Policy	Issuing Company	Relating ACE Policy or Policies
1 April 1998 - 1 April 1999	23002	McDermott International Incorporated et al	Worker’s Compensation / Employer’s Liability / Comprehensive General and Comprehensive Automobile Liability	CIGNA Property and Casualty Insurance Company	CMX043410, CMX043411& CMX043412

1 April 1999 - 31 December 1999	23002	McDermott International Incorporated et al	Worker’s Compensation / Employer’s Liability / Comprehensive General and Comprehensive Automobile Liability	CIGNA Property and Casualty Insurance Company	CMX043410, CMX043411& CMX043412

1 January 2000 - 31 December 2000	23002	McDermott International Incorporated et al	Worker’s Compensation / Employer’s Liability / Comprehensive General and Comprehensive Automobile Liability	ACE American Ins. Co.	CMX043410, CMX043411& CMX043412

1 January 2001 - 31 December 2001	23002	McDermott International Incorporated et al	Worker’s Compensation / Employer’s Liability / Comprehensive General and Comprehensive Automobile Liability	ACE American Ins. Co.	CMX043410, CMX043411& CMX043412

1 January 2002 - 31 December 2002	23002	McDermott International Incorporated et al	Worker’s Compensation / Employer’s Liability / Comprehensive General and Comprehensive Automobile Liability	ACE American Ins. Co.	CMX043410, CMX043411& CMX043412

1 January 2003 - 31 December 2003	23002	McDermott International Incorporated et al	Worker’s Compensation / Employer’s Liability / Comprehensive General and Comprehensive Automobile Liability	ACE American Ins. Co.	CMX043410, CMX043411& CMX043412

1 April 1986 - 1 April 1987	23010	McDermott International Inc. et al	worker’s compensation, voluntary compensation of employer’s liability coverages	CIGNA	92AET-34599
			General Liability coverages	CIGNA	92AET-34598
			Auto Liability coverages	CIGNA	28AET-41012 87-88

1 April 1987 - 1 April 1988	23010	McDermott International Inc. et al	worker’s compensation, voluntary compensation of employer’s liability coverages	CIGNA	92AET-34599
			General Liability Coverages	CIGNA	92AET-34598

Effective Date	Policy Number	Named Insured	Type of Policy	Issuing Company	Relating ACE Policy or Policies
1 April 1988 - 1 April 1989	23010	McDermott International Inc. et al	worker’s compensation, voluntary compensation of employer’s liability coverages	CIGNA	92AET-41640
			General Liability Coverages	CIGNA	92AET-41639

1 April 1989 - 1 April 1990	23010	McDermott International Inc. et al	worker’s compensation, voluntary compensation of employer’s liability coverages	CIGNA	CMX-12871
			General Liability Coverages	CIGNA	CMX-12869

1 April 1990 - 1 April 1991	23010	McDermott International Inc.	worker’s compensation, voluntary compensation of employer’s liability coverages	CIGNA	CMX-12871
			General Liability Coverages	CIGNA	CMX-12869

1 April 1991 - 1 April 1992	23010	McDermott International Inc.	worker’s compensation, voluntary compensation of employer’s liability coverages	CIGNA	CMX-12871
			General Liability Coverages	CIGNA	CMX-12869

1 April 1992 - 1 April 1993	23010	McDermott International Inc.	worker’s compensation, voluntary compensation of employer’s liability coverages	CIGNA	CMX-12871
			General Liability Coverages	CIGNA	CMX-12869

1 April 1993 - 1 April 1994	23010	McDermott International Inc.	worker’s compensation, voluntary compensation of employer’s liability coverages	CIGNA	CMX043410
			General Liability Coverages	CIGNA	CMX043411

1 April 1994 - 1 April 1995	23010	McDermott International Inc.	worker’s compensation, voluntary compensation of employer’s liability coverages	CIGNA	CMX043410
			General Liability Coverages	CIGNA	CMX043411

1 April 1995 - 1 April 1996	23010	McDermott International Inc.	worker’s compensation, voluntary compensation of employer’s liability coverages	CIGNA	CMX043410
			General Liability Coverages	CIGNA	CMX043411

Effective Date	Policy Number	Named Insured	Type of Policy	Issuing Company	Relating ACE Policy or Policies
1 April 1996 - 1 April 1997	23010	McDermott International Inc.	worker’s compensation, voluntary compensation of employer’s liability coverages	CIGNA	CMX043410
			General Liability Coverages	CIGNA	CMX043411

1 April 1997 - 1 April 1998	23010	McDermott International Inc.	worker’s compensation, voluntary compensation of employer’s liability coverages	CIGNA	CMX043410
			General Liability Coverages	CIGNA	CMX043411

1 April 1998 - 1 April 1999	23010	McDermott International Inc.	worker’s compensation, voluntary compensation of employer’s liability coverages	CIGNA	CMX043410
			General Liability Coverages	CIGNA	CMX043411

1 April 1999 - 31 December 1999	23010	McDermott International Inc.	worker’s compensation, voluntary compensation of employer’s liability coverages	CIGNA	CMX043410
			General Liability Coverages	CIGNA	CMX043411

1 January 2000 - 31 December 2000	23010	McDermott International Inc.	worker’s compensation, voluntary compensation of employer’s liability coverages	ACE American Ins. Co.	CMX043410
			General Liability Coverages	ACE American Ins. Co.	CMX043411